Listing Report:Supplement No. 274 dated Jun 28, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.

The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 411106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$185.56

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	5y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	16	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$19,576	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	chemgrad	Borrower's state:	Michigan	Borrower's group:	University of Michigan
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Bridge loan for travel after Ph.D.
Purpose of loan:
The purpose of this loan is to provide funds to travel between the completion of my Ph.D. and the start of a new job.

My financial situation:
I am a good candidate for this loan because I am a responsible graduate student who will be graduating with a Ph.D. in Chemistry in August 2010. I will be starting a job in October 2010 which will provide sufficient funds to pay off this loan as well as aggressively pay off my credit card debt. While I have saved enough money to pay for my basic expenses during the two months between finishing school and starting a job, I would like to be able to travel as well.?
This is a short-term loan and I expect to pay the entire loan back by the end of December. My previous Prosper loan was paid back very quickly, and my credit score has improved by more than 40 points since that time due to cutting many expenses and paying off credit card debt.

Monthly net income: $ 1894

Monthly expenses: $ 1341
??Housing: $ 590
??Insurance: $ 86
??Car expenses: $ 0 -- car was paid off during 1st year of graduate school (payments made on time for 5 years)
??Utilities: $ 0 -- included in rent? ??
??Phone: $ 50
??Food, entertainment: $ 200?
??Credit cards and other loans: $ 415
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$296.46

Auction yield range:	7.98% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 15	Length of status:	22y 11m
Credit score:	780-799 (Jun-2010)	Total credit lines:	66	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$16,001	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	scrutinzer1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan to get new carpet
Purpose of loan:
This loan will be used to? to get new carpet

My financial situation:
I am a good candidate for this loan because? i always pay my bills on time

Monthly net income: $ 52340
Monthly expenses: $?1400??Housing: $?: $
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $?100??Clothing, household expenses $ 0

??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$159.77

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	7y 11m
Credit score:	740-759 (Jun-2010)	Total credit lines:	22	Occupation:	Chemist
Now delinquent:	0	Revolving credit balance:	$24,471	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Wasca	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	740-759 (Latest)
Principal borrowed:	$9,999.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
To pay off credit card
Purpose of loan:
The purpose of this loan is to pay off the last loan I have from a high interest lending institution.

My financial situation:
I am an excellent candidate to repay this loan because I am currently employed by two highly established drug companies as a chemist.? I took my second job in order to get out of debt which I have been working very hard to do.? I do not like having debt and I have proven how hard I will work to pay it off.

Monthly net income: $ $4550.00

Monthly expenses: $
??Housing: $750.00?
??Insurance: $60
??Car expenses: $ 140.00
??Utilities: $?160.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$97.02

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,276	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	willvallgirl	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	680-699 (May-2010) 640-659 (Nov-2009) 640-659 (Feb-2008)
Principal balance:	$735.73	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Pay off a few thing & dental work
Purpose of loan:
This loan will be used to? pay a few bills and have some greatly needed dental work done.? I am a very good and honest candidate who has a previous loan with prosper that I have never been late or missed a payment on.??

My financial situation: I?have a steady great job with much room for advancement and growth.
Monthly net income: $ 1938

Monthly expenses: $?
??Housing: $ 225 ( I only pay half?of the bills in the household as?boyfriend pays other half, all figures show my?portion of payments)
??Insurance: $?125
??Car expenses: $ 225
??Utilities: $?75??Phone, cable, internet: $?60
??Food, entertainment: $?130
??Clothing, household expenses $ 75
??Credit cards and other loans:???$150
??Other expenses:?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$253.00

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	7y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$100,184	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	currency-oasis1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards & tax bill
Purpose of loan:
This loan will be?used mostly for credit card consolidation, a small tax bill, and a new transmission for our vehicle. We have been struggling the last 2 years due to the current economic situation.? I have been limited to the overtime hours I can work because I work for the State of California and because my family and I have come to depend on the extra income, it has been financially difficult for us as of late.?

My financial situation:
I am a good candidate for this loan because we take our credit rating very seriously.? My wife and I used to have a much better credit rating but because we?ve had a couple of late payments in the last year, it has affected our credit report.? When the housing market was hot, we were one of many to be convinced by a mortgage broker to buy rental property.? Although, we have a?bit of a negative cash flow each month on the property, we have decided to keep it since our renters are great people.? We are lucky that we get our monthly rent check on time every month.? We have never claimed bankruptcy or defaulted on any loans.? We continue to pay our creditors but due to unforeseen circumstances, we are in need of some assistance.? One of our vehicles need a new transmission, our refrigerator has been acting up and may need a replacement of the fan?s motor, we owe a small amount to the State of California for our 2009 tax return and we would like to consolidate some of our credit card bills with this loan.

Monthly net income: $ 10,394

Monthly expenses: $?9970.
??Housing: $ 4528.
??Insurance: $ 200.
??Car expenses: $ 550.
??Utilities: $ 220.
??Phone, cable, internet: $ 390.
??Food, entertainment: $ 500.
??Clothing, household expenses $ 250.
??Credit cards and other loans: $ 1100.
??Other expenses: $ 2232.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$1,039.23

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	19 / 15	Length of status:	5y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	38	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$19,839	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-nickel-tower	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Contnue to Grow Thriving Business
Purpose of loan:
I have a successful business of my own, and started a salon almost two years (in a terrible economic environment) and we have been able to grow monthly and are doing very well.? In order to open the salon,? I used a few business lines, that? I would like to consolodate.?? I have excellent credit and have no problems at all being able to fully pay the loan.

My financial situation:
The salon itself is making money every month, on top of my main career, that I have been successful in for over 14 years.? I have minimal debt and just want to restructure what I currently have to keep more money available to put back into the business.?

Monthly net income: $ 15000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 300
??Car expenses: $ 800
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	17%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	15	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$686	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tgar101	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,001.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2009) 620-639 (Oct-2009) 640-659 (Nov-2007)
Principal balance:	$525.32	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Bathroom and Kitchen Renovation!
Please allow my to tell you a little about myself. I am 49 years old, married for 27 years and the father of three children and a grandfather. I work full-time as well as receive pension from a job I held for 28 years. I have lived and worked in the same area my entire life. Due to a case of credit fraud, I am considered High Risk by Prosper. However, I am very conscientious in regards to my finances and loan payments. I have never missed a payment, nor have I been late with my payments to Prosper. If this loan is funded, you can rest assured that will continue to be the case.

Thank you for your time and consideration.

Purpose of loan:
This loan will be used to renovate our two bathrooms and our kitchen. We have lived here for 14 years and plan to stay here until our youngest is out of school. Normal wear and tear have taken it's toll on these rooms and its time for some upgrades!

My financial situation:
I am a good candidate for this loan because I work full-time, I receive a pension check from a previous job that I held for 28 years and my oldest daughter receives an SSI check each month that can be used to help pay for loans where the money is used for home improvements. My credit is considered High Risk because a family member took several credit cards out in my name. I have spent the better part of the last three years dealing with the legal issues and red tape in order to clear my credit history. We are still dealing with one credit card company and I will soon have my good credit rating back. I have had a loan with Prosper since November of 2007 and have never been late or missed a payment. I will use a portion of this money to pay off my original loan with Prosper. My credit rating has improved since my original loan was funded.

Monthly net income: $4,528.00

Monthly expenses: $3015.00
??Housing: $ 1071.00
??Insurance: $ 174.00
??Car expenses: $ 305.00
??Utilities: $ 255.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 175.00
??Credit cards and other loans: $ 110.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	7y 8m
Credit score:	760-779 (Jun-2010)	Total credit lines:	27	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,886	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	28
Screen name:	ore-agave9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DVD Kiosks Rental Business.
Purpose of loan:
This loan will be used to? Buy equipment for my new business. Dvd Kiosks are the wave of our future. Like Red Box. It will have a great return on investment.

My financial situation:
I am a good candidate for this loan because? I am in a great position to pay back the loan even if the Kiosks have a minimal return on ivestment.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 80
??Car expenses: $ 150
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	2y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,233	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-visionary	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Startup Costs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have never had a late payment (nor will I ever).? I have regular income as an outsourced IT provider.? I am using this income to startup my real estate investing business.? I need to pay for attorney fees and marketing.? I have my entire network and power team setup and ready to go.

Monthly net income: $ 1,500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	159%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 11	Length of status:	0y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	26	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$68,583	Stated income:	$1-$24,999
Amount delinquent:	$267	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-market-silo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help to pay off hi APR credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I truly need the help to get these bills paid off.

Monthly net income: $ 1700.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 30
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?2,500.
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$202.11

Auction yield range:	13.98% - 30.00%	Estimated loss impact:	16.08%
Lender servicing fee:	1.00%	Estimated return:	13.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Credit score:	600-619 (Jun-2010)	Total credit lines:	13	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,686	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Explorer02	Borrower's state:	Missouri	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,450.00	< 31 days late:	0 ( 0% )	620-639 (Jan-2010) 600-619 (Aug-2008) 680-699 (Jul-2008) 620-639 (Mar-2008)
Principal balance:	$721.19	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Conslidating Credit Card Debt
Purpose of loan:
I would like to consolidate all of my credit card debt and also pay off my first Prosper loan.

My financial situation:
I am a good candidate for this loan because I have a solid job and a financially solid family.

Monthly net income: $2500

Monthly expenses: $ 1030
??Housing: $ 120 (Living with family)
??Insurance: $ 75
??Car expenses: $ 330
??Utilities: $ 0
??Phone, cable, internet: $ 35
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 220
??Other expenses: $ 0

If were to get this loan it would do away with my $220 for credit card and other loans expenses.? It would actually drop that by $15-$20.

Current Loans and Credit Card Balances:

Chase - $1285.20
Capital One - $1468.32
HSBC - $406.20
JC Penney - $760.56
Prosper - $723.83

Total - $4644.11

Thank you for viewing my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	16.98% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	0y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$3,089
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sensai2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopt a vet student
Purpose of loan:
This loan will be used to help pay for my expenses during my last year of veterinary school.? I'm in my clinical rotation portion of the program until May of 2011.? Rotations have a very rigorous schedule and irregular hours which make it impossible to have a part time job.? I am also participating in a few externships during this year to gain extra experience.
The first externship involved studying an endangered species of iguana in the Exuma Islands, Bahamas.
The second internship brought me to Hawaii where I've been studying Green sea turtles (honu) and the fibropapillomas that effect them.? Additionally, we're investigating different organisms and environmental changes that may be damaging the coral reefs around the islands.
The final externship will take me to Fort Lauderdale, FL where i will be working at the Humane Society's Wildlife Care Center.? There I will learn more about handling, diagnosing and treating / rehabilitating injured wildlife.?

My financial situation:
I am a good candidate for this loan because in less than a year i will be a doctor!? And, if that's not enough, funding my externship to Florida can be your way of helping out with the gulf oil spill.? Unfortunately, my duties in FL will undoubtedly involve cleaning and caring for oiled wildlife.

Monthly net income: $ 2222 (from student loans)

Monthly expenses: $ 2434
??Housing: $ 850
??Insurance: $ 154
??Car expenses: $ 300
??Utilities: $ 30
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $?? health care - 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	45%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	10y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	30	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$11,256	Stated income:	$50,000-$74,999
Amount delinquent:	$178	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	triumphant-platinum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bronze*2X VET Looking 4 Fresh Start
Purpose of loan:
This loan will be used to? pay off credit cards & a personal loan from a military shark lending company (dire circumstances were unexpected). *Delinquent acct now in good standing considering my wife mistakenly paid another company twice rather than the intended company.
My financial situation:
I am a good candidate for this loan because?we are an active duty military (U.S. Army)?family who earn a comfortable steady income. After 2 full tours to Iraq (most recently a 15 month tour having earned a Bronze Star & other Commendations) we aquired debt due to a PCS move (AF base hotel did not extend our 30 day maximum even though we paid 100% in full-were polite & respectful tenants-?then had no choice but to rent a home for 2 weeks rather than stay at hotel while waiting to close on 1st house when our kids were starting school) along with unexpected closing costs undisclosed to us by the shady owner until the 11th hour at closing when we purchased our first home last September. As a soldier, I have fulfilled my obligation to our country & still willing to do so at a moments notice. However, I now feel I should give the responsibility of financial freedom to my own?family. Intend to pay?off the majority of the loan?come next tax season.?
Monthly net income: $6000
Monthly expenses: $
??Housing: $ 2200
??Insurance: $?90
??Car expenses: $ 500
??Utilities: $ 275
??Phone, cable, internet: $ 153
??Food, entertainment: $ 600
??Clothing, household expenses $100
??Credit cards and other loans: $1200
??Other expenses: $ 240 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.49

Auction yield range:	10.98% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	10y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$5,402	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cushlamila	Borrower's state:	Texas	Borrower's group:	Service Academy Graduates
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	59 ( 100% )	640-659 (Latest)
Principal borrowed:	$20,498.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2008) 660-679 (Oct-2007) 620-639 (Sep-2007) 520-539 (Aug-2007)
Principal balance:	$3,567.79	31+ days late:	0 ( 0% )
Total payments billed:	59
Description
Funding Business Expansion
I graduated from the United States Air Force Academy in 1989.? Following graduation I flew for 9 years as both a T-38 instructor pilot and C-5 transport pilot.? Since leaving the AF in 1998 and moving to the Houston area, I have been involved in sales in both the medical and advertising industries.? Currently I am a top-performing advertising executive where I have worked for 10+ years. My wife is a domestic goddess and homeschools our 3 kids.? We own a rapidly growing vending company that currently comprises 200 locations and produces?an average of?$15,000 a month in revenue.? All of the revenue is being re-invested back into the business to allow for further expansion.? We've developed a completely new vending channel with a huge need that has and will continue to fuel our rapid growth.? My sales experience, discipline and fierce drive are also key factors in our success!? This loan will help us purchase equipment, enabling us to sign contracts with much larger Texas-based locations.

Our business automatically takes on our current personal credit rating even though it has been profitable from day one.? Two missed credit card payments (which were paid the next month) back in late 2008 have led to our less than stellar credit rating.

Our financial situation:

Personal Take Home Income: $6000/month (average including monthly bonus checks and business income)
Rent $1050
Credit Card $1200
Car Payment $400
Utilities $300
Phone/Cell Phones $180
Cable/Internet $85
Food/Clothing $900
Homeschool Expenses $200

Remaining: $1685/month on average

Business Income: $15,000/month
Prosper Loan #1 $264.38 ($4010.74 remaining balance)
Credit Cards (3) $600 (balance of $5200)
Office Space $500
Charity Payments $5000
Product Costs (stickers/toys/gumballs, etc) $5000
Liability Insurance $30

Remaining: $3605/month

Two and a half years ago?we paid off our first Prosper.com loan in record time (10 months)?and we?just finished paying off our second loan 8 months early, so our prosper history is exceptional.? Our proven business system and rapid growth will allow us to payoff our 3rd prosper loan by the end of the summer.? This loan request is our 4th.? Thanks for your support in advance!? We couldn't make our pursuit of the American Dream a reality without the support of Prosper and our loan partners!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$287.04

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	720-739 (Jun-2010)	Total credit lines:	6	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$17,839	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	contract-professor8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Business Expansion
My successful?new company is turning a profit,?expanding, and in need of capital. We have a very successful?investment strategy and have been profiting since the formation of the company.?

My financial situation:
I HAVE NEVER MISSED A PAYMENT IN MY LIFE for anything! I listed 75-100K as my income but, as you can see below, I actual make much more...so I'm not relying on the business in order to pay off the loan. My income will easily allow me to pay it off. My wife and I do not, nor have we ever lived pay check to pay check. We have a growing savings account. Financially, we've never been better. We're expanding our business because?business is good!

Monthly net income: $ 7,000/mo from work + ~2,300/mo investments + 4,900/mo?living allowance from work (per diem)?for this year? = ~13,600/mo

Monthly expenses: $
??Housing: $ 2200
??Insurance: $?80
??Car expenses: $ 0 (2 cars owned)
??Utilities: $ ~250
??Phone, cable, internet: $ 120
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 178 (a?line of credit we are successfully investing with)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	5%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	2y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	3	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,711	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dedication-confidant0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card, Built Credit
Purpose of loan: To Pay off my credit card and to pay for a continuing education course.
This loan will be used to? Pay off my credit card balance and to allow me to pay for a continuing education course.

My financial situation: I have a permanent job as a licensed Physical Therapist in a well established medical center. I have been trying to establish credit for the past two years and the multiple credit inquires have lowered my score.
I am a good candidate for this loan because I can comfortably cover this amount monthly and have never had a late payment. I have no student loans. I have no car payments as I paid for my car in cash I have a modest lifestlye. I have $8500 in my 401K.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $500
??Insurance: $ 0 (full health insurance covered by employment benefits)
??Car expenses: $140
??Utilities: $80
??Phone, cable, internet: $220
??Food, entertainment: $350
??Clothing, household expenses $120
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.46%	Starting monthly payment:	$54.23

Auction yield range:	7.98% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1969	Debt/Income ratio:	21%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 17	Length of status:	8y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$83,101	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-pear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to establish myself as a reliable Prosper borrower.? I have requested higher loan amounts in previous listings, but I feel that since I have lowered the amount I am requesting on this loan, investors will fund the account.? I am trying to eliminate higher rate credit card balances by consilidating debt to lower balances.

My financial situation:
I am a good candidate for this loan because I have payed all of my bills on time. My credit score is in the upper 600s and I have been with the same employer for almost 9 years.? My goal is to pay off any loan I would get as soon as possible.

Monthly net income: $ 6300

Monthly expenses: $
??Housing: $?4328
??Insurance: $?372
??Car expenses: $ 0
??Utilities: $?220
??Phone, cable, internet: $?148
??Food, entertainment: $?101
??Clothing, household expenses $
??Credit cards and other loans: $ 952
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$239.16

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	7y 9m
Credit score:	780-799 (Jun-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$24,557	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jharnisch	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt that I acquired during my marriage and divorce. I am looking for a fresh start and this will help the process. I have been trying to pay them down but it is just a slow process with the high interest rates on a couple of the cards.

My financial situation:
I am a good candidate for this loan because?I have never been late on any payment for anything. I have been at my job for almost 8 years so I have a stable financial situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	4y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	10	Occupation:	Teacher
Now delinquent:	4	Revolving credit balance:	$273	Stated income:	$50,000-$74,999
Amount delinquent:	$224	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	raiders76	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to buy ice cream carts so my students can?work and make money over summer vacation. With the profits I plan to buy more ice cream carts and help more students out. I know if I take care of my students, then they will take care of me.

My financial situation:
I am a good candidate for this loan because I'm a teacher and I have a stable job. Also, I can afford the payments. My credit score is fair but not great and that is why you will receive a nice return on your investment, but I implore you to find a better cause than mine. You are not only helping me but you will be helping at least 4 underprivileged students. So please help me, help them. They are wonderful and hard working kids, who are in search of a summer job, but have to compete with adults because of the bad economy.

Monthly net income: $ 3000-5000 or?63,000 anually. ?I coach 3 sports and every third monthI I receive a higher check and I also work summer school.

Monthly expenses: $
??Housing: $?????????550
??Insurance: $????????140?
??Car expenses: $?????360
??Utilities: $?????????????150
??Phone, cable, internet: $?????200
??Food, entertainment: $?????????200
??Clothing, household expenses $?????100
??Credit cards and other loans: $?????????400
??Other expenses: $?????????????????????????????200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	0y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	30	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$8,707	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-unbelievable-investment	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? i always pay on time

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 240
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $?150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1976	Debt/Income ratio:	5%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	4y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	25	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$2,443
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	a-tenacious-truth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs
Purpose of loan:
This loan will be used to? I have 1993 Toyota 4runner that needs approx. $2500 in repairs to restore to running condition.

My financial situation:
I am a good candidate for this loan because? I have a good income that is fixed and secure and I can repay the loan in a timely manor.

Monthly net income: $ 5000.21

Monthly expenses: $
??Housing: $ 1260
??Insurance: $ 150
??Car expenses: $ 125
??Utilities: $ 150
??Phone, cable, internet: $ 185
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.25%	Starting borrower rate/APR:	13.25% / 15.40%	Starting monthly payment:	$169.07

Auction yield range:	10.98% - 12.25%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	22	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$11,345
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	commitment-steward	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,897	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-assembler9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay house taxes and bills
Purpose of loan:
Hello, this loan will be used to help my parents and myself pay bills for a six family building we own in NY. We will have 3 apartments vacant by the end of July and will have to do some retouching up before re-renting them but we have some bills that need to be paid which include mainly the the property tax, water bill, insurance, etc, which overall add up to over a few thousands of dollars and we don''t have enough money right now to pay off all of them. Money borrowed will also be used to do any fixing needed to apartments when vacant if needed.

My financial situation:
I am a good candidate for this loan because I currently make anywhere from $1,800-$2,500 a month, and would be able to pay off the debt by the end of year if needed, but i know Prosper lists this as a 36 month loan, so i'm willing to pay the extra interest over the 36 months to get this money within the next few weeks because the extra money would definitely help me and my parents out within the next few months with paying off most of these bills.

Monthly net income: $ Anywhere from $1,800-$2,500

Monthly expenses: $
??Housing: $0(owns the place living in)
??Insurance: $0
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 10m
Credit score:	680-699 (Jun-2010)	Total credit lines:	18	Occupation:	Food Service
Now delinquent:	2	Revolving credit balance:	$3,855	Stated income:	$25,000-$49,999
Amount delinquent:	$3,265	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Hephaistion	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010) 660-679 (Aug-2009) 620-639 (May-2009) 600-619 (Sep-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Paying off old credit debt
Purpose of loan:
This loan will be used to pay off an old credit card debt that is still on my credit portfolio. I'm trying to finish cleaning up my credit and this will be used to payoff there settlement offer.

My financial situation:
I am a good candidate for this loan because I have been at my job long term and my income has stayed the same or gone up. Also my credit score and report shows that I have been paying all my bills on time and clearing up negative items over the past five years.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 540
??Insurance: $
??Car expenses: $
??Utilities: $ 35
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	1y 3m
Credit score:	600-619 (Jun-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	6	Revolving credit balance:	$6,739	Stated income:	$50,000-$74,999
Amount delinquent:	$974	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	doubled2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 67% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	12 ( 33% )	620-639 (Feb-2010) 600-619 (Nov-2007) 760-779 (Feb-2007)
Principal balance:	$0.04	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
"Paying for daughters college "
Purpose of loan:
This loan will be used to pay for my daughters tuition at college for this semester.
My financial situation:
I am a good candidate for this loan because I have paid off a previous loan with Prosper & I am building up my credit score.
Monthly net income: $ 5000

Monthly expenses:??
??Housing: $400
??Insurance: $100
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $120
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.90%	Starting borrower rate/APR:	20.90% / 23.15%	Starting monthly payment:	$282.18

Auction yield range:	7.98% - 19.90%	Estimated loss impact:	6.96%
Lender servicing fee:	1.00%	Estimated return:	12.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	7y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	36	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$36,446	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-photon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off my high interest credit cards and assist me to reclaiming my financial stability.
My financial situation:
I am a good candidate for this loan because? While I have high revolving credit balances, I have not defaulted on any payments and consistently show that I am a good borrower. I've gotten into a bit of hot water in the past 2 years with the birth of a son, purchase of home and furlough time taken last year. 2010 is a much better year thus far.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 2,000
??Insurance: $ 150
??Car expenses: $ 315
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 550
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	30y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,363	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deh4310br	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2009) 640-659 (May-2008)
Principal balance:	$2,264.11	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Pay off high interest loans
Purpose of loan:
This loan will be used to pay off three loans at?high rate.?And cut monthly payments.?

My financial situation:
I am a good candidate for this loan because, of very good work history. Paying on time.

Monthly net income: $ 6936

Monthly expenses: $
??Housing: $ 1236????????
??Insurance: $ 274????????
??Car expenses: $ 965
??Utilities: $ 235
??Phone, cable, internet: $ 88
??Food, entertainment: $ 450
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 1234
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$275.99

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	1y 7m
Credit score:	820-839 (Jun-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$817	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-bright-transparency	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boat Loan
I am looking to get a personal loan to purchase a used boat to use this summer with my family.? I have already been qualified for a boat loan but at an exorbinant rate.? I would like to get funded at a rate more reasonable via Prosper.? I am a Pharmaceutical rep for UCB Inc my base salary is 95000/year and I can make an uncapped bonus of 30k or more.? I have a mortgage payment of 1281./month and 1000.00 on a discover card.? No vehicle payment or other debts.? My credit is excellent and I believe Iam a low-risk investment.?Thanks!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$278.31

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	1y 1m
Credit score:	780-799 (Jun-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,908	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-resonance	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
I have a three credit cards with balances I've been working to knock out. This loan is meant to consolidate them all into one balance and one payment. Actually, I'm paying down these balances now, but it seems simpler to manage one payment and one due date.

My financial situation:
I have terrific credit. We have two cars, both paid off, and a lot of equity in our home, that's more than a lot of people can say. Like I said, I have three cards with balances at the moment. I'm growing impatient with the balances as they are, and I want to consolidate them into one loan. I could refinance the home or the cars, but I prefer not to tie up my assets (and deal with title reissuing at the DMV) if I don't have to.
Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.56%	Starting monthly payment:	$32.27

Auction yield range:	3.98% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	9	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$117
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	methodical-listing	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transition Loan for College Student
Purpose of loan:
This loan will be used to bridge my transition to San Francisco where I will transfer in order to finish remaining coursework for an undergraduate degree in economics. I am planned to relocate in about two weeks and this loan would provide some financial support in my transition from community college to a 4-year university. I also intend to improve my credit history and credit score with a positive payment history on this loan facilitated by Prosper.com and funded by the good people who invest with Prosper.

My financial situation:
I am a good candidate for this loan because I am financially sound. Currently, I am working part-time as a private tutor during the summer. Previously, I worked at my current community college as a high school social sciences tutor/classroom aide in the High School Referral program for over a year ending in May 2009. I also have over a $2,600 in savings as of 6/24/2010, and I have good credit with no late payments for last three years. I will pay regular monthly payments until I get my financial aid after August 2010, which is when school starts, after which I will pay in bigger installments until this loan is fully repaid. Recently, I submitted applications for tutoring jobs in San Francisco with the local school district, so wish me luck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$111.58

Auction yield range:	7.98% - 19.06%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1971	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	10y 6m
Credit score:	680-699 (Jun-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$70,331	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	astute-wealth4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expenses
Purpose of loan:
Business advertising and promotional expenses.

I am a good candidate for this loan because:
I have good credit and have never made a late payment or defaulted on anything in my life.

My financial situation:
My financial situation is very good. I am the owner of several internet companies, and my income will continue to grow as I attract even more clients.

Monthly net income: $6,300-$6,800

Monthly expenses: $3,795
? Housing: $800.00
? Insurance: Health insurance: $96.00, Car insurance: $67.00
? Car expenses: $100.00 for gas, $0 for maintenance (under new car warranty)
? Utilities: $135.00
? Phone, cable, internet: $160.00
? Food, entertainment: $400.00
? Clothing, household expenses $300.00
? Credit cards and other loans: Credit cards: $984.00, Car loan: $353.00
? Other expenses: $400.00 (miscellaneous business related expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$512.66

Auction yield range:	10.98% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 16	Length of status:	5y 7m
Credit score:	720-739 (Jun-2010)	Total credit lines:	54	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$92,809	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	astute-gain1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
Pay off higher interest credit cards.

My financial situation:
I have stable employment and have never missed a payment on a financial obligation or ever paid late. Like many people, my credit card rates were raised and credit lines cut despite having never having a late payment or bad credit. My wife is also employed and has stable employment.

Monthly net income: $9833.00 gross. This is my salary only. My wife grosses $3300 monthly

Monthly expenses: $
??Housing: $ 1360
??Insurance: $ 235
??Car expenses: $ 622
??Utilities: $ 300
??Phone, cable, internet: $ 180
??Food, entertainment: $ 850
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500
??Other expenses: $ 500 for daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	20y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	26	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$269,258	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	progressive-bazaar1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1CANDIDATE
Purpose of loan:
This loan will be used to CONSOLIDATE DEBT

My financial situation:
I am a good candidate for this loan because TOTAL HOUSEHOLD INCOME NOT INCLUDE
Monthly net income: $

Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	3y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	2	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,089	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-sage0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to?
Paying back debts that have accumulated due to bills.
My financial situation:
I am a good candidate for this loan because?
I always pay on time and my score reflects that.
Monthly net income: $
1300
Monthly expenses: $
??Housing: $ 200
??Insurance: $
??Car expenses: $ 100
??Utilities: $
??Phone, cable, internet: $60
??Food, entertainment: $ 40
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	0y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	41	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$10,970	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	CupHoldx10	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower APRs and moving expenses
Consolidation @ lesser APR & moving expenses

Purpose of loan:
This loan will be used to pay off credit cards currently at higher percentage rates & moving fees including housing deposits and actual moving expenses (detailed below). Must move in a hurry due to foreclosure on home we are currently RENTING. New rental has been approved/secured and we receive the keys next week.

Moving expenses:
$2,000 housing deposits
$1,500 last month rent
$400 piano movers (2 pianos)
$150 truck rental
$300 build a fence for dogs

$5,200 Discover currently @ 2 APR?s @ 16.24% & 17.49%
$500 Kohl's @ 21.9%
$4,350 moving expenses
--------------------------
$10,050 total

My financial situation:

Current income
$41,600 annual salary, start date 6/28/2010
$8,400 annual child support

Previous employment
$42,000 annual salary, dates of employ 4/2008 to 4/2010

Major bills:
$800 household expenses ? consolidation of households with boyfriend ($2,000 per month ? split 60 him/40 me)
$176 per month on $5,400 balance Mastercard @ 2 APR?s @ 10.65% & 5.90%
$200 per month cell phone (includes kids)
$440 per month ? car payment + insurance
-------------------------
$1,616 major monthly expenses

versus

$4,306 monthly gross?income

I am a good candidate for this loan because I always pay my bills! There are 2 incomes contributing to this household, so household expenses are relatively low. Thank you very much for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 25.61%	Starting monthly payment:	$50.11

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	5y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$24,950	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	phenomenal-coin8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A groom in need of help
Purpose of loan:
This loan will be used to? to help pay for my wedding. I had some unexpected expenses come up that required the use of some funds I had set aside for wedding which is la month away and out of town so postponing or caneling is not an option..??

My financial situation:
I am a good candidate for this loan because? I pay my bills plus I will have the funding to repay this loan off "IN FULL" in the srping. I just don't have acess to the funds at this time.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 160
??Food, entertainment: $?150
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	33%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	2y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$1,714	Stated income:	$75,000-$99,999
Amount delinquent:	$41	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	golden-gain8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help Save My Grandmother
Purpose of loan:
This loan will be used to help my family.? My?grandmother?has been ill?and her medical bills are piling up.? I am trying to help her.

My financial situation:
I am a good candidate for this loan because I have a good job and pay all my bills on time.? I had trouble in that past but I make every effort to pay my bills on time now

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	7y 1m
Credit score:	720-739 (Jun-2010)	Total credit lines:	27	Stated income:	$50,000-$74,999
Now delinquent:	2	Revolving credit balance:	$1,384
Amount delinquent:	$3,660	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	standupguy2001	Borrower's state:	Washington	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2008) 720-739 (Aug-2007)
Principal balance:	$66.91	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Need help moving to Colorado
Hello good people.? On the part of this page where I am to put in my description, it says "This listing has a higher likelihood to fund and therefore does not need to include a description".? I feel a bit different about that, I feel I should include a description of myself and what I will be using the loan for.
OK, description.? I`m 62 yrs young, retired from NYC Sanitation dept. in 2003, have a good pension.? Also will be receiving my first social security check around July 28 2010.? So now, life gets a little easier.? My wife is also getting her social security check but I`m not counting that in my income.? We`ve been married 32? happy years, one daughter and the best two grand kids ever.? All Grandpa`s and Grandma`s think that way.? They live in Colorado.

?We are? in Washington state wanting to move out to Colorado.? Thats where Prosper comes in and why we need this loan.? I have a loan with prosper already, with only $66 left to pay.? The payments were taken out electronically with-out a late payment.? With this loan I`m applying for, it will also be taken out electronically.? The funds will always be there because of our income.? We haven`t any charge cards except Target, owe an old debt which I pay $100 a month, $3300 more to pay off on that.? We will be using the money to rent a truck and pull our car on a flat-bed and for gas.? We should have enough left over to rent a place.? I have already been approved for a V.A. loan, so we will be looking for a spot to call our home.? Please help us get there.? If you have read this whole description part of my application, thanks for lending me your ear.??????????????????????????????????????????????????????????
????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? Sincerely,
?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? Colorado Bound

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 37.70%	Starting monthly payment:	$53.80

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	24y 6m
Credit score:	640-659 (Jun-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	8	Revolving credit balance:	$6,042	Stated income:	$50,000-$74,999
Amount delinquent:	$19,193	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	burgeoning-fund6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical
Purpose of loan:
This loan will be used to pay off? some medical bills that the insurance company didi?not cover for my wife's illness.?
My financial situation:
I am a good candidate for this loan because I?have been at my job for the past 25 years and still there, I have lived in my house?for the last 8 years and still there,?am improving?and building back up my credit score that used to be in the mid 700.? I will be paying this?loan off? early before the 36 months is up?to help build my credit score up again.? Thank you for?the help.....?

Monthly net income: $6,000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	7.98% - 34.00%	Estimated loss impact:	8.83%
Lender servicing fee:	1.00%	Estimated return:	25.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	56%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	2y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$18,794	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	balance-fate0	Borrower's state:	Colorado	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Patio
Purpose of loan:
The loan will be used to build a new Patio for our kid?s summer time enjoyment. My financial situation:
I am on good financial footing; we pay all our bills on time and are?working to bring down our debit as much as possible.? We don?t use our credit cards anymore as we are working to pay them off and its why we are coming to prosper for this loan.? We would like to be able to put in this new patio without paying an arm and a leg to the credit card company?s...? It also adds value to our house so next year when we try and refinance we will have more equity.??

We decided to Relist this loan with a Higher intrest Rate to see if we could get funded.? Giving our kids a safe place to play in a world that is not so safe is very important to us.? This loan will make that happen for them.? Please help us make this happen.

Thank you for your consideration of our Loan? My financial situation:
I am on good financial footing; we pay all our bills on time and are?working to bring down our debit as much as possible.? We don?t use our credit cards anymore as we are working to pay them off and its why we are coming to prosper for this loan.? We would like to be able to put in this new patio without paying an arm and a leg to the credit card company?s...? It also adds value to our house so next year when we try and refinance we will have more equity.??

We decided to Relist this loan with a Higher intrest Rate to see if we could get funded.? Giving our kids a safe place to play in a world that is not so safe is very important to us.? This loan will make that happen for them.? Please help us make this happen.

Thank you for your consideration of our Loan?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	7.98% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	12y 9m
Credit score:	780-799 (Jun-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,335	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	repayment-tiger	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest cards
Purpose of loan:
This loan will be used to? pay off high interest cards so my family can get on track after school budget cuts

My financial situation:
I am a good candidate for this loan because? my father taught me to pay my bills on time

Monthly net income: $
5,200
Monthly expenses: $
??Housing: $?1500
??Insurance: $ 88
??Car expenses: $?443
??Utilities: $?300
??Phone, cable, internet: $?130??Food, entertainment: $200
??Clothing, household expenses $150?
??Credit cards and other loans: $?200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2008	Debt/Income ratio:	16%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 0	Length of status:	0y 7m
Credit score:	660-679 (Jun-2010)	Total credit lines:	2	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-scholarly-fund	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off oustanding debts
Purpose of loan:
This loan will be used to? Debt consolidation

My financial situation:
I am a good candidate for this loan because? I make my payments on time.

Monthly net income: $ 5,000
Monthly expenses: $
??Housing: $ 100
??Insurance: $ 248
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$2,009	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off small unlisted debt.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1950	Debt/Income ratio:	111%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	7y 8m
Credit score:	760-779 (Jun-2010)	Total credit lines:	47	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$42,182
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gentle-hope8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to? improvements on rental properties(4) (1) is on the market

My financial situation:
I am a good candidate for this loan because?with the sale of 1 of my rental I will be able to pay off my debts(my equity is substantial?: it took alot of work?to establish my credit rating?& i do not want to blemish it monthly net income: $ 3984.00

Monthly expenses: $
??Housing: $ 1743
??Insurance: $ 30
??Car expenses: $ 100
??Utilities: $ 140
??Phone, cable, internet: $ 248
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.56%	Starting borrower rate/APR:	23.56% / 25.85%	Starting monthly payment:	$117.01

Auction yield range:	7.98% - 22.56%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	20 / 18	Length of status:	30y 5m
Credit score:	780-799 (Jun-2010)	Total credit lines:	50	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$4,429	Stated income:	$75,000-$99,999
Amount delinquent:	$35	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	engrossing-platinum0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be used to?
Pay off some unexpected bills.
My financial situation:
I am a good candidate for this loan because?
I have positive credit history and have always been responsible with any and all payments.
Monthly net income: $
$10,000
Monthly expenses: $
??Housing: $ 5,000
??Insurance: $?300
??Car expenses: $ 1,000
??Utilities: $ 500
??Phone, cable, internet: $ 200?
??Food, entertainment: $?750
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	3%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	20y 11m
Credit score:	680-699 (Jun-2010)	Total credit lines:	17	Occupation:	Fireman
Now delinquent:	4	Revolving credit balance:	$73	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	32
Screen name:	tough-cash2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Automobile repair
Purpose of loan:
This loan will be used to pay for automobile repairs.?

My financial situation:
I am a good candidate for this loan because having gone through a bankruptcy, I have learned how to better manage my money and use credit wisely.

Monthly net income: $2910

Monthly expenses: $
??Housing: $ 556
??Insurance: $ 183
??Car expenses: $50
??Utilities: $85
??Phone, cable, internet: $150
??Food, entertainment: $ 50
??Clothing, household expenses $50
??Credit cards and other loans: $ 25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,655	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	renewal8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Curly Hair Affair - Start Up
Purpose of loan:
This loan will be used to?open Curly Hair Affair, LLC a unique and innovative hair retail store that will cater to the needs of men, women, and children with curly hair of all types and textures. Consumers with curly hair can attest to the frustration of managing a head full of kinks, curls, coils, or waves.?

The Curly Hair Affair store will be designed using eco-friendly, sustainable materials.? The company will provide a wide selection of products, including vegan and organic products, specifically formulated to ease the manageability of multi-textured curly hair types resulting in a more defined curl pattern.? Additionally, trained sales associates will assist clients in identifying their hair type and make product recommendations based on a hair assessment.? Clients can also schedule a more detailed hair analysis, for a nominal fee, with a trained ?Curly Consultant?, wherein they can have their hair washed and actually try the recommended products before they buy them.???

There is a?tremendous market?for helping?people manage and style curly hair.

My financial situation:
I am a good candidate for this loan because?I am passionate about helping men, women and children with all textures of curly hair achieve optimum styling results by providing high quality products.?

Additionally, my husband is an attorney and has owned a thriving law practice for nearly 16 years.? His business acumen coupled with my passion and product knowledge will make this business a real success.?

Monthly net income: $0.? Repayment to made from the loan proceeds.

Monthly expenses: $
??Housing: $4000
??Insurance: $158
??Car expenses: $600
??Utilities: $290
??Phone, cable, internet: $220
??Food, entertainment: $600
??Clothing, household expenses $
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 37.02%	Starting monthly payment:	$67.26

Auction yield range:	13.98% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	1y 7m
Credit score:	660-679 (Jun-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	p2p-bunny6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1981	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 8	Length of status:	2y 7m
Credit score:	800-819 (Jun-2010)	Total credit lines:	18	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$13,241	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	svcta	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Start Up
Purpose of loan:
This loan will be used start a specialty storage/ band rehearsal space. Birmingham, Alabama currently has no such resource for musicians and experience has shown it to be a good business from my experiences in other cities. Having run an advertisement in a local paper I believe that the business will be profitable based on the number of phone calls that I have fielded. I have a good deal of experience in these types of places and recognize the needs and the pitfalls of such a business.

My financial situation is good. I have a good monthly income that leaves me with comfortable disposable cash after all of my obligations are met. A 3-year term for a loan such as this is picture perfect for me and repayment is no problem.
I am a good candidate for this loan because I have had a lot of contact with the type of business which I am starting and I believe through research that the business will be successful. My financial situation is such that repaying the loan will not stretch me out or create a delicate money situation for me. I also guard my credit very closely and being financially responsible is important to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$115.63

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	6y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,744	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sirijun	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2010) 700-719 (Mar-2010) 700-719 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Help my parents
Purpose of loan:
?This loan will be used to help my parents to pay bill from hospital. Because after 3 years my dad fell down in bathroom and he went to operate his brain. We help him to pay everything but now he still need physical therapy every week because he can't walk by him self
My financial situation:
I am a good candidate for this loan because I have an established eBay business selling jewelry and semi-precious stones, and I pay my bills on time.

Monthly net income: $ 1000

Monthly expenses: $
I have no monthly expenses because all expenses are paid by my husband.undefined

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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	1y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	16	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$17,162	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	well-rounded-fund0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.?

My financial situation:
I am a good candidate for this loan because I never miss my monthly payments.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1610
??Insurance: $ 0
??Car expenses: $ 50
??Utilities: $?150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	5	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$9	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-return-revelry	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sea cucumber harvesting
Purpose of loan:
This loan will be used to start a seafood harvesting company in East Africa. Sea cucumbers are considered a delicacy in Asia and retail for approximately $90(usd)/lb.? This loan amount will be enough to start harvesting operations; hiring fishermen, renting warehouses and arranging for shipping containers

My financial situation:
I am a good candidate for this loan because I have an excellent credit score. I pay my credit card balances in full every month. I have lots of untapped equity in my 3 family home however since conventional financing prevents me from obtaining a home equity line of credit I have to look for alternative financing. Regardless of the success of this business I will still be able to repay this loan with my rental income and regular salary.

Monthly net income: $ 8300

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 200 ????
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.36%	Starting monthly payment:	$49.11

Auction yield range:	7.98% - 10.00%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	3.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	7y 10m
Credit score:	660-679 (Jun-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$19,309	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	zebra6	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to consolidate a higher interest credit card I had that I got a bit carried away with a while ago.? Despite my bad spending habits from a few years ago I've been able to manage my money alot better after signing up on mint.com.
I know it may not look like i make a large amount annually, but I do live at home with my parents which cuts out a large monthly expense. I have never been late with any payment in the past and am planning on keeping it that way.
Plus, I find it much easier to pay off loans rather then credit cards, which is one of the reasons I decided to try getting a loan here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$89.30

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	1y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$3,155	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	zoo7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay for Education
Purpose of loan:
This loan will be used to? I want to grow my graphic design practice and also branch into web design.? I need the proper courses and materials.? I am excited and confident that with this loan I will be on the right track.? Thank you for your help.

My financial situation:
I am a good candidate for this loan because?Besides having a nice credit score and good credit history, I know the importance of paying my bills on time and spending money wisely.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	4y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$41,787	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-transparency8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off All Credit Cards
Purpose of loan:
With a new born on the way, it is very important that I?conslidate most of?my debt into?a smaller payment amount.?

My financial situation:
I am a good candidate for this loan because, I am never delinquent, and have good credit history as paying bills on time.

Monthly net income: $? 550

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $?75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $?75
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$569.22

Auction yield range:	7.98% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 10m
Credit score:	800-819 (Jun-2010)	Total credit lines:	31	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$8,094	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	systematic-trade1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
Purpose of loan:
This loan will be used to? Purchase and Rehabilitate properties in order to assist neighborhoods increase their income potential and property value.

My financial situation:
I am a good candidate for this loan because? I have made the necessary choices to educate myself regarding real estate over the last 3 years to prepare myself for the purchase, rehabilitation and sale of properties in our area.? I have been a licensed electrician for over 15 years and have experience in rehabilitating homes from a professional and personal standing.? I have the ability and integrity to do a job correctly so the new homeowner will have confidence in the reliability of properties purchased from me.? If a property is not purchased in a timely manner after all rehabilitation efforts are completed, we have the ability to rent the property for a reasonable amount until an end buyer is located (or we can keep the property ourselves for cashflow).?

Monthly net income: $ 3795

Monthly expenses: $ 1435
??Housing: $ 600
??Insurance: $?75
??Car expenses: $?140
??Utilities: $?75
??Phone, cable, internet: $ 70
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	34%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 11	Length of status:	18y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	67	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$26,870	Stated income:	$50,000-$74,999
Amount delinquent:	$2,588	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-serenity2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Credit Cards and a Loan
Purpose of loan:
This loan will be used to?
Pay Credit cards and a loan
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
4933
Monthly expenses: $
??Housing: $ 845
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 310
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	7.98% - 11.50%	Estimated loss impact:	8.75%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	5y 4m
Credit score:	780-799 (Jun-2010)	Total credit lines:	23	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$5,108	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	riveting-point4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to Start Business
Purpose of loan:
This loan will be used to? Start?a franchise business with Quiznos.

My financial situation:
I am a good candidate for this loan because? I have little debt. I am a good, honest, person wanting to start a franchise business. I have and will continue to work hard to make my business a success. I have found the franchise location. I would like to sign my agreement with quiznos on wednesday. This opportunity arised quickly for me. I would really appreciate your help with the funding. Thanks.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 0
??Car expenses: $ 0.00
??Utilities: $ 96
??Phone, cable, internet: $ 80
??Food, entertainment: $?0? my girlfriend pays all the food cost
??Clothing, household expenses $?0 my girlfriend pays all the household expenses
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$361.42

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	10y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,918	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	rp_lyutiy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2009) 640-659 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
new bathroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,468.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$156.88

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	5y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	57	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$643	Stated income:	$50,000-$74,999
Amount delinquent:	$461	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	63
Screen name:	a-fairness-circuitry	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solid Foundation
Purpose of loan:
This loan will be used to make needed repairs on my car (2 new tires and brake replacement), pay off loan with exuberant interest rate.?
My financial situation:
I am a good candidate for this loan because I have steadily improved my credit rating over the years maintain?a strict budget that I adhere to faithfully.? Understand how to manage money and live within my financial means.? Plus I want to be a great example for my child and most importantly am looking to be a homeowner within the next year or two.
Monthly net income: $
3496
Monthly expenses: $
??Housing: $?937
??Insurance: $ 95
??Car expenses: $ 482
??Utilities: $ 124
??Phone, cable, internet: $ 220
??Food, entertainment: $ 50
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 302
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	5	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,285	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	treasure-sundae	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehabbing a rental property
Purpose of loan:
This loan will be used to rehabilitate a home I own which eventually and put it on the rental market.

My financial situation: I am working two jobs making about $500 a week with very few expenses.
I am a good candidate for this loan because the money is being used on a project that will eventually generate income.

Monthly net income: $2,000

Monthly expenses: $
??Housing: $243.00
??Insurance: $150.00
??Car expenses: $100.00
??Utilities: $100.00
??Phone, cable, internet: $50
??Food, entertainment: $100.00
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$141.48

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	24	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$10,368	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	2easy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$1,158.45	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Pay off debt, buy broken down appli
Purpose of loan: This loan will be used?to pay off some current debt and buy a new appliance?.?

My financial situation:
My financial situation is good. I have an excellent record with my current Prosper loan.
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 800 ( my portion )
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 125
??Phone, cable, internet: $ 100
??Food, entertainment: $?425
??Clothing, household expenses $ 100
??Credit cards and other loans: $?650
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	2	Revolving credit balance:	$2,183	Stated income:	$50,000-$74,999
Amount delinquent:	$5,148	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	sweet-vigilance	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling and roofing
Purpose of loan:
This loan will be used to? re roof my garage and pay off a medical bill

My financial situation:
I am a good candidate for this loan because? i work steady and have been rebuilding my credit since my divorce

Monthly net income: $ 4000

Monthly expenses: $ 2250
??Housing: $ 1400
??Insurance: $
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$216.85

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	1y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,556	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commitment-magnolia	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling home in Marin County, CA
Purpose of loan:
This loan will be used to fund the permit and remodeling costs of a 4,000 square foot home in Marin County, California.

My financial situation: Employed at $95K per year. Wife is employed at $87K per year with no missed payments for 10 years.

Monthly net income: $10,250

Monthly expenses: $
??Housing: $1000 current. Up to $3000 in September for mortgage.
??Insurance: $300
??Car expenses: $378
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.61%	Starting borrower rate/APR:	13.61% / 15.76%	Starting monthly payment:	$118.96

Auction yield range:	10.98% - 12.61%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 9	Length of status:	0y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	37	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$980	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	orange-camaraderi-heaven	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
down payment assistance
Purpose of loan:
First time home buyer looking for down payment assistance.

My financial situation:
I am a good candidate for this loan because I have good credit standing?as well as stable employment.?

Monthly net income: $
2400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	25%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 15	Length of status:	7y 6m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,096	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-mason	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to consolidate debt and reduce overall monthly payments.? This will allow me to pay more.

My financial situation:
I am a good candidate for this loan because I always pay back my loans.

Monthly net income: $ 5800

Monthly expenses: $
??Housing: $ 1119
??Insurance: $ 200
??Car expenses: $ 505
??Utilities: $ 180
??Phone, cable, internet: $?260
??Food, entertainment: $?700
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 900
??Other expenses: $ 600 Day Care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	2y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$18,454	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-graceful-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
I am currently waiting for a delenquent company to pay monies owed to me. A court date has been set for July. This loan is for the ammount that is owed to me. With this loan, i will be able to pay off any debts that I owe and plan to pay this one back as soon as judgement is passed. I am currently taking a new contract with a different company that has a better track record.

My financial situation:
I am a good candidate for this loan because I strive to never have a late payment to anyone EVER. I just recently bought a home in september and i do not wish to lose it because of a company's inability to pay their contractors.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 110
??Car expenses: $ 850 (gas, etc)
??Utilities: $ 70
??Phone, cable, internet: $ 120
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ leftover
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$399.24

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1979	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	18y 3m
Credit score:	800-819 (Jun-2010)	Total credit lines:	17	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$39	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dignified-benjamins1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan for home improvement.
Purpose of loan:
This loan will be used to improve my home?I have had for over 10 yrs. I am almost done with the Mortgage. I will be adding an extra room and remodelling the the basement to enable my grand kids have a place to play down there when they visit. I will be remodelling the kitchen, the bathroom, and replacing the heating and air condtioning units too. Les i forget,I will be changing the sidewalls and paintng the entire house to give it a fresh look. The first time I listed this loan it was not fully funded. Prosper recommended that I lower the amount. I am requesting a lower amount because my wife got a bonus at work which she is willing to contribute towards the project.

My financial situation:
I am a good candidate for this loan because my credit is perfect. I cant remember when?I was late in paying my loans, credit cards. I have kept it that way for a long time.?I will be paying this loan as soon as its funded. I work as an engineer in a manufacturing firm in North Metro Atlanta and have been there for over 18 yrs. Infact I plan to retire there. My wife works as a Nurse in a county hospital too.

My credit speaks for itself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$650.56

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	57%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	10y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$3,228	Stated income:	$25,000-$49,999
Amount delinquent:	$4,352	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	truth-wind6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off delinquent account and one other at a very high interest rate,

My financial situation:
I am a good candidate for this loan because I only have one delinquent account on my record, and this is the account I'm trying to settle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	9y 5m
Credit score:	720-739 (Jun-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$5,413	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-atizer	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new bathroom
Purpose of loan:
This loan will be used to put in new bathroom
My financial situation:
I am a good candidate for this loan because? i pay all my bills on time an i have no deliquent accounts

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 710.00
??Insurance: $ 50.00
??Car expenses: $
??Utilities: $100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$126.23

Auction yield range:	2.98% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	8y 10m
Credit score:	820-839 (Jun-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$33	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	graceful-peace0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to
Assist with college costs
My financial situation:
I am a good candidate for this loan because?
I pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	2y 3m
Credit score:	720-739 (Jun-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,873	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thankful-kindness7	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit card debt @ lower interest rate and make one monthly payment

My financial situation:
I am a good candidate for this loan because?I always repay my debt obligations.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	13%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	13y 4m
Credit score:	600-619 (Jun-2010)	Total credit lines:	34	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$10,214	Stated income:	$75,000-$99,999
Amount delinquent:	$195	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	beardog789	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Credit card consolidation
Purpose of loan:
This loan will be used to?Consolidate credit card payments
My financial situation:
I am a good candidate for this loan because?
I have a very stable employment situation and am more than willing to pay via direct withdrawal from my credit union just as I did on my previous Prosper loan with zero late payments and an eventual full payoff.My dad passed away so I currently am only paying 350.00 per month while living with my mom. My recent divorce has also caused a good portion of my credit card debt.
Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 140? (car)
??Car expenses: $ 368
??Utilities: $ 0
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 1000.00 per?month child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$711	Stated income:	$50,000-$74,999
Amount delinquent:	$529	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blooming-duty2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$312.52

Auction yield range:	7.98% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	5y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$11,756	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TBO_LLC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Consolidate varying rate credit cards.

My financial situation:
I am a good candidate for this loan because? I have a steady work history and no delinquencies.

Monthly net income: $ 3850.00

Monthly expenses: $ 1645
Housing: $ 800.
Insurance: $ 100.
Car expenses: $ 0
Utilities: $ 80.00
Phone, cable, internet: $ 65.00
Food, entertainment: $ 100-150.00
Clothing, household expenses $
Credit cards and other loans: $ 500.00 (will be replaced by this loan)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	5y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$56,875	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unique-commerce5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need some help
Purpose of loan:
This loan will be used to Repair leaking roof including framing
My financial situation:
I am a good candidate for this loan because I am a responsable borrower. The home we purchased is a manufactured home built in 1998 the roof on the room addition?was installed incorrectly and leaks making the room unuseable. we have a good credit rating and stable income but due to the recent purchase of home we are short in funds.

Monthly net income: $ 6835.00

Monthly expenses: $
??Housing: $ 1562.00
??Insurance: $ 275.00
??Car expenses: $ 0.0 (My Cars are Paid off)
??Utilities: $ 275.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 875.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	10.98% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	1y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$24,165	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	charlottelender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 4% )	680-699 (Mar-2010) 640-659 (Jan-2008) 640-659 (Oct-2007)
Principal balance:	$926.44	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a credit card with a much higher interest rate. I have 2 citi card accounts, one with a rate of 8.79% and another with a 30% rate.?The 30%?account was closed?since the card lender wanted to change the terms of the agreement, to which I did not agree to. I just want to pay off the card in its entirety and stop giving citi anymore interest. Taking this loan will also enable to pay it off within 3 years, it will actually be by next april when I get my next work bonus.

My financial situation:
I am a good candidate for this loan because I have shown the ability to continue to make monthly payments on substantially higher balances. I have 3 separate mortgage loans that have always been paid for and enough cash assets in the bank that I have locked up for the time being.

Monthly net income: $

$5000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 0 - health insurance paid for by employer
??Car expenses: $ no vehicle live in a downtown area; public transportation paid for by employer
??Utilities: $ included in housing expense
??Phone, cable, internet: $ $125
??Food, entertainment: $ $400
??Clothing, household expenses $ $200
??Credit cards and other loans: $ $800 (student loans, plus the current citi card payment which is about $400/mo.)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	16.98% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	29%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	3y 3m
Credit score:	680-699 (Jun-2010)	Total credit lines:	33	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$3,187	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	treasure-blossom7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BIG Pay Off! CC, Car, student loan
Purpose of loan:
This loan will be used to pay off my credit cards, my student loan, and my car!? I will combine ALL of my debt (except my mortgage) into one loan, and be able to pay it off much easier!?

My financial situation:
I am a good candidate for this loan because I have always taken my financial responsibilities seriously.? I have a good, secure job.? This will eliminate all of those pesky little debt bills and rediculous interest rates, finally letting me start saving after I pay off this loan!? If I can combine and eliminate these three items, I will not have to spend so much each month playing catch up.? I got myself into trouble in college, being on a small income I charged up my credit cards and have been fighting to pay them off ever since.? I am a hard working, mature adult now, and I would like to eliminate the bad decisions of the past.

Monthly net income: $ 2000

Monthly expenses: $ 1623
??Housing: $ 521
??Insurance: $ 120
??Car expenses: $ 122
??Utilities: $ 60
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	28 / 23	Length of status:	0y 11m
Credit score:	760-779 (Jun-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$34,535
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	organized-listing0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help out a family member
Purpose of loan:
This loan will be used to? help out a family member

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and this should be repaid within a few months
Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 856
??Insurance: $ 71
??Car expenses: $ 369
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?500
??Other expenses: $ 100 for pet meds and food
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$327.39

Auction yield range:	7.98% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 17	Length of status:	3y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	40	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$12,273	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-velocity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2009)
Principal balance:	$4,414.19	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Paying off more Credit Card Debt
Purpose of loan:
This loan will be used to continue to pay off my Credit Card Debts.? I'd like to apply this to my higher percentage credit cards debts.

My financial situation:
I am a good candidate for this loan because I am financially responsible to all the debt I have created.? I own a home, own a car and have never defaulted on any of those payments.? I have been diligently working on reducing my debt and feel this could help me get there a little quicker.? I already try to pay more than minimum payment on my CC debts to help reduce them quicker.? My credit score history has gone up, showing I am working very hard and making all payments on time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 760.00
??Insurance: $ 100.00
??Car expenses (loan): $ 280.00
??Utilities: $ 50.00 - 100.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$415.10

Auction yield range:	5.98% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 14	Length of status:	2y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	28	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,385	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-knowledgeable-bazaar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards/Wedding
Purpose of loan:
This loan will be used to consolidate credit cards.

My financial situation:
I am a good candidate for this loan because I am recently married and will now need to consolidated credit cards used to pay for my wedding. I have been a teacher for 6 years and my spouse is a recent master's graduate with 5 years of work experience. We are beginning our marriage and would like to use the loan to pay off the expenses for our wedding. The income that is stated is our combined household income.

Monthly net income: $8350

Monthly expenses: $
??Housing: $1145
??Insurance: $184
??Car expenses: $ 179
??Utilities: $80
??Phone, cable, internet: $180
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$143.52

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	15y 6m
Credit score:	780-799 (Jun-2010)	Total credit lines:	7	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hope-achievement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing Things Up
Purpose of loan:
This loan will be used to? Do some general fixing up. I think this opportunity is wonderful. People helping people... that is what this country is about. I have had some wonderful opportunities in my lifetime experiencing this.

My financial situation:
I am a good candidate for this loan because? I am stable, dependable. I have a lot of life experience that tells me it is best to always do the right thing. I have lived by that and it has served me well. I appreciate the opportunity to be a part of others doinig the same. I am financially stable, have never defaulted on anything, ever, and have always worked hard for what I need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	0y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	18	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$354,218
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nickel-holly	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Private Note Pay-off
Purpose of loan:
This loan will be used to pay off a private note that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I have steady income and will make my payments on time.

Monthly net income: $ 4000

Monthly expenses: $ 1400
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9,795	Stated income:	$75,000-$99,999
Amount delinquent:	$143	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-enforcer6	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Loan for Home Repairs
Purpose of loan:
This loan will be used to pay off a loan that was used to make minor repairs on my home.

My financial situation:
I am a good candidate for this loan because I have good credit and pay my bills on time.

Monthly net income: $ 7400

Monthly expenses: $3238?
??Housing: $ 1853
??Insurance: $ 200
??Car expenses: $200
??Utilities: $ 100
??Phone, cable, internet: $175
??Food, entertainment: $ 300
??Clothing, household expenses $200
??Credit cards and other loans: $ 210
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$457.26

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	15y 9m
Credit score:	760-779 (Jun-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$18,155	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	prudent-principal4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Home

Purpose of loan:
This loan will be used to purchase a bank owned home located in Livonia, Michigan.?

My financial situation:
I am a good candidate for this loan because I have the?Character, Capacity, and?Commitment?to easily repay this loan.? I am not behind on any of my obligations and?I have twenty thousand dollars ($20,000.00) in savings, I am using eleven thousand dollars ($11,000.00)?from my savings for the down payment.

The house (purpose for the loan):
I plan to purchase?a house for my sister.? I will be responsible for the loan.

The house is Three Bedroom Ranch with:
Deck?????????????????????????? Porch???????????????????????????????????????????????????????Fence?????????????????????????? Central Air??????????????????
Outside Lights??????????????Excellent Public Schools????????????????????????? Move In Condition

The house is a bank owned property offered for $22,000.? The house sold for $80,000.00 in 2005. My sister will pay me $400.00 monthly until this loan and my down payment is repaid.? Then, the house is hers!??I will be responsible for the loan.?

Benefit of the loan:
This loan will give my sister an opportunity to own a lovely home in a safe, clean and desirable community.???

Financial Summary:
Monthly net income: $ 6,000.00
Monthly expenses:?
Housing: $ ????????????????? ?2,100.00??
Insurance: $?????????????????? ? 100.00??
Car expenses: $????????? ?? ? 160.00??
Utilities: $????????????????????? ? 121.00??
Phone, cable, internet: $???110.00??
Food, entertainment: $???? ?200.00??
Clothing, household expenses??? $??200.00??
Credit cards and other loans:??? ? $? 200.00??
Other expenses (Student Loan):?$? 230.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1965	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	24 / 17	Length of status:	8y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	67	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$182,048	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Northville	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2008) 680-699 (Sep-2008) 720-739 (Feb-2008)
Principal balance:	$2,906.14	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
My loan for debt consolidation
Purpose of loan:
The proceeds of the loan will be used to consolidate debt and pay off a car loan.

My financial situatiion
Our situation is we need to consolidate debt in order to pay our debt load down including the existing Prosper loan. Our utilization looks maxed out due to credit card companies reducing all outstanding available credit. We have always paid our bills on time and have never been late or defaulted

Monthly net income: $ 10,000

Monthly expenses: $ 9,475
??Housing: $?2700????????
??Insurance: $ 400????
??Car expenses: $ 1100????
??Utilities: $ 500
??Phone, cable, internet: $ 175
??Food, entertainment: $ 800????
??Clothing, household expenses $
??Credit cards and other loans: $ 2800
??Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	4y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	33	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$89,009	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-innocent-loan	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Close Gap on Home Purchase
Purpose of loan:
My wife and I are close to a cash purchase on a bank owned property.? We cannot get a traditional mortgage because the kitchen is not finished.? We need to bridge the gap between our savings and what the accepted price from the bank is.?

My financial situation:
We are good candidates for this loan because as soon as we have the renovations completed on the house we will be able to rent it and easily make the loan payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	53%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	21y 10m
Credit score:	820-839 (Jun-2010)	Total credit lines:	35	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$5,738	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	revenue-catalyst2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off boat loan - selling boat
Purpose of loan:
This loan will be used to? I have a 43' boat that i have an offer to sell, but it has negative equity, the offer is for $50k, the loan balance is for $90k.? This loan will allow me to stop paying a $950 month boat payment, that $950 will be used to pay THIS loan.

My financial situation:
I am a good candidate for this loan because? I will take my monthly boat loan payment of $950 and forward it to pay off this loan instead, a loan for $50,000 is desired but does not seem to be an option.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$216.85

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1982	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,641	Stated income:	$75,000-$99,999
Amount delinquent:	$17,722	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	rpzacks	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,400.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2009) 740-759 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Lower Credit Card Rates
Purpose of loan:
This loan will be used to pay off some high interest credit cards that I have. I have around 6k in credit card debt that I would be paying off with this loan.

My financial situation:
I am a good candidate for this loan because I am able to pay my bills on time now that I have been working for a couple years and demonstrated that with my last loan that I had for 20 months and paid off early. I had my last prosper loan for 21 months and every payment was made on time and then it was paid off over a year early.

Monthly net income: $6000

Monthly expenses: $
??Housing: $1750
??Insurance: $125
??Car expenses: $620
??Utilities: $400
??Phone, cable, internet: $125
??Food, entertainment: $400
??Clothing, household expenses $125
??Credit cards and other loans: $500
??Other expenses: $450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	39%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	0y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	12	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,341	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	competent-loyalty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Consolidating Debt & Paying It Off
Purpose of loan:
I am using this loan to consolidate my credit card debt and a loan I have with LendingClub.com into one account.

My financial situation:
I am a good candidate for this loan because I am a responsible borrower. I have always paid every bill of mine on time and have had credit since July 2005. I am following Dave Ramsey's plan for getting out of debt and achieving financial freedom - while he does not advocate debt consolidation, this consolidation will allow me to achieve lower interest rates overall, and a lower monthly fee.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	14 / 5	Length of status:	5y 6m
Credit score:	680-699 (Jun-2010)	Total credit lines:	43	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$986
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loansolutions4u	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Home Improvement
Purpose of loan:
This loan will be used to?
Improve Home
My financial situation:
I am a good candidate for this loan because?
I paid the last loan off on time.
Monthly net income: $

Monthly expenses: $
??Housing: $? Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.43%	Starting monthly payment:	$52.74

Auction yield range:	7.98% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	12y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,156	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-enterprising-ore	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to pay off credit debt/debt consolidation.

My financial situation:
I am a good candidate for this loan because I have a steady income, stable employment, have a satisfying career?and I am a responsbile citizen.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 62
??Car expenses: $ 350
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.99%	Starting borrower rate/APR:	8.99% / 11.08%	Starting monthly payment:	$190.77

Auction yield range:	3.98% - 7.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1981	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	30 / 30	Length of status:	18y 3m
Credit score:	760-779 (Jun-2010)	Total credit lines:	46	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$101,862	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-trombone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
partnership
Purpose of loan:
This loan will be used to? Become a partner of a fishing boat

My financial situation:
I am a good candidate for this loan because? I have a great career and have the ability to maintain payments

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2700,00
??Insurance: $ 200.00
??Car expenses: $ 600.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.98%	Starting borrower rate/APR:	11.98% / 14.11%	Starting monthly payment:	$398.46

Auction yield range:	10.98% - 10.98%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1986	Debt/Income ratio:	43%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	3y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	48	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,806	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	john08	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2010) 780-799 (Aug-2009)
Principal balance:	$3,210.63	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
pay off two loans and consolidate bills
My financial situation:
I am a good candidate for this loan because? Never been late on payments and responsible for paying money back.

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 350
??Insurance: $?
??Car expenses: $?
??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$345.92

Auction yield range:	5.98% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 12	Length of status:	2y 0m
Credit score:	740-759 (Jun-2010)	Total credit lines:	35	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$154,307	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-lightning4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used?for debt consolidation.?

My financial situation:
I am a great candidate for the requested loan because I am seeking the funding simply as a way to lower my cost of credit as I take definitive actions to reduce my overall debt level.I am not in a financially stressed situation.The funds that would be provide by this loan would be part of a process of operating more efficiently and effectively from a personal finance standpoint.I am very trust and credit worthy and?I have never failed to meet any financial obligation as my credit report will show.? I have a strong reliable income stream in my profession that will only improve as the U.S. and world economies recover more fully from the?recent recession. In addition, I am recently married , so I now have a dual income household ? things are looking up.??

My background as a CPA and CMA with a Masters Degree in the technology field and financial systems expert level skills demand that I maintain the highest integrity in both my professional and personal affairs. I have over 20 years of professional work experience.? I have been in my current job for 1 year and 11 months as a member of the senior management team for a technology consulting firm.? With that I?will meet my obligations under any new loan agreements with the same care and responsibility.? My reason for seeking a loan on Prosper is two-fold: 1.?I love the idea of having the terms of my loan determined by a real free market t process and 2.? I feel confident that upon close examination of my overall circumstances and standing, that prospective lenders will find me worthy of the loan amount that I have requested and it will be viewed as a good investment in light of my ability to pay with a very high degree of dependability, namely a perfect payment history.?

In summary, working with me is a low risk investment.If you make me a loan you will be repaid as I consider it both a legal and moral obligation to pay my debts without exception.? Help me help you earn a favorable return on your investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$483.06

Auction yield range:	16.98% - 18.99%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 7	Length of status:	0y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$788	Stated income:	$1-$24,999
Amount delinquent:	$315	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	society4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Loans
Purpose of loan:
This loan will be used to pay off only 2 accounts in collections.? Now that I have paid my car loan off I am able to free up 387 dollars per month and will be able to make good on these loans.? These are the only loans that are not in good standing.? I have other accounts where I have NEVER missed a payment and have NEVER missed a car payment.

My financial situation:
?I am a good candidate for this loan because I have NEVER missed a car payment and now that I have paid my car off I have 387 dollars per month freed up to pay on a debt consolidation loan.? This loan will help get me out of collections and repair my credit score.

Monthly net income: $ 1600
Monthly expenses: $
??Housing: $ 360
??Insurance: $ 120
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $?30
??Credit cards and other loans: $?50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	6y 7m
Credit score:	760-779 (Jun-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	36
Screen name:	louieotis	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in a liquor license
Purpose of loan:
This loan is to invest in the purchase of a liquor license for my friend's successful cafe.? The cafe has been opened for 20 months and has been growing exponentially.? Besides a lucrative breakfast and lunch business, we've been pushing to increase the dinner crowd.? We have weekly open mic nights, jazz bands all weekend, and a beautiful deck in the heart of the city.? The liquor license is the step that will take the business to the next level.?
My friend, "CoffeeLove", used a Prosper loan to purchase her espresso machine when this business first opened, and she has paid the loan on time every month.? This is another indication that the business is thriving.? Making this investment is an especially unique opportunity because we're purchasing the liquor license for a fraction of its resale value. This is due to brand new legislation in our county that was introduced to help stimulate small business growth downtown.
I have a vested interest in the cafe's success, not only because my close friends are the owners, but because I see the potential to get a solid return on my investment.?

My financial situation:
I am in a terrific financial position and am excited to have the opportunity to invest in the cafe.? I pay all of my bills far in advance of their due dates and all of my credit cards currently have a zero balance.? I have a secure job with a solid base salary and lucrative commission structure.? Year over year, my income has increased, and this year is shaping up to be my best year yet.? If the business takes an unexpected turn, which has to be considered when making any investment, I have sufficient personal resources to pay off the loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	35%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 3	Length of status:	6y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	8	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$177	Stated income:	$25,000-$49,999
Amount delinquent:	$20,471	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	robust-bazaar7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting my life together
Purpose of loan:
This loan will be used to?
Catch up on bills. just got divorced and trying to rebuild my credit.
My financial situation:
I am a good candidate for this loan because?
I have a steady job that pays well and can afford a high payment. I am not paying rent and can afford to have this additonial payment.
Monthly net income: $
2,200
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 35.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	9y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,277	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vlong	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Travel Expenses
Purpose of loan:
This loan will be used for my wedding and travel expenses.

My financial situation:
I am a good candidate for this loan because I am responsible and never late for my payments.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 118
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$309.68

Auction yield range:	16.98% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	0y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	26	Occupation:	Laborer
Now delinquent:	2	Revolving credit balance:	$12,144	Stated income:	$25,000-$49,999
Amount delinquent:	$29	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hjs	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt blues consolidate
Purpose of loan:
I will use this loan to consolidate my credit cards into one payment.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time. Those two delinquent accoutns for 29 dollars are to lab fees that I did not pay because?I moved and did not get the bills. They have since been paid. But I need to contact the collection agency to get them to take it off my?credit report. I should of done that when I paid the 29 dollars which cost me 50 by the way. I have funded a few loans here on prosper. I would rather give the interest to people then some corporate banker. I have been?approved by wells fargo for 10,000. I really only need 8?I just got my bonus for 3500 and it?will go right of the cards.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $?450 i have a roomate?
??Insurance: $ 80
??Car expenses: $ 300????
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 160
I have plenty of means to pay this loan back. I would like it all one payment which will be easier to chip away at. Thanks for looking
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$63.79

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	2%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	4y 9m
Credit score:	740-759 (Jun-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$72	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	NOLIMITTEE	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need furniture
Purpose of loan to purchase furniture

My financial situation:
I am a good candidate for this loan because? i worked hard to rebuild credit and i want to keep it that way
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	31y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	31	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$2,312	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	majestic-p2p	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying used car
Purpose of loan:
This loan will be used to?Buy a used car?

My financial situation:
I am a good candidate for this loan because?I'm responsible

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $? 570.00
??Insurance: $ 27.25
??Car expenses: $?281.00??????Utilities: $ 65.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.0
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$458.04

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	1y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$37,263	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	payment-mongoose1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I am a full time employ currently employed by a Contractor for the Unites States Army

Monthly net income: $ 7800

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 80
??Car expenses: $ 595
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1982	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 6	Length of status:	25y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	84	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$6,757	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	terrific-loot0	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	16.98% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	41%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 8	Length of status:	6y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	28	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$10,512	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	Meric21	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
This loan will be used to consolidate debt as well as to purchase a used car. I'am on my way to bettering my credit score. Due to loss of tenants a few years back I was forced to rely on credit cards to keep up the mortgage on my investment home. Due to that incident in 2006 I tried to do a debt consolidation not realizing I would devaste my credit and have been working hard to get it back up by reconciling with the original credit card companies.? They have offered settlements of paying half of what is left on the balance, which is partially what I want to use the loan for. Since then I?have made great strides in getting my credit score up. I know this is based on my income alone but I am married and we share our incomes so there is other income coming in other than what I reported for myself. Thanks for your consideration.

My financial situation:
I am a good candidate for this loan because it gives me the opportunity to prove my self to other lenders as well as Prosper Loans for future use.

Monthly net income: $?1450
??Utilities: $ 120
??Phone, cable, internet: $ 115
??Food, entertainment: $ 40
??Credit cards and other loans: $?650 (Which is what I want to consolidate and would only end up having to pay half the balances, they have offered me settlements)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$198.78

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	11y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	runbix7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper lender to help out a cowork
Purpose of loan:
This loan will be used to? I have let a Co worker money and he owes other people money. This loan will hopefully allow to get back on his feet and have one payment which I will then make on his behalf.

My financial situation: I have my mortgage and few other basic bills so taking on this loan will not be a problem. I will pay it. However, it will be coming from my coworker. If he doesn't pay me I will still make the payment and worry about it. I have no credit cards, no kids so no child support.
I am a good candidate for this loan because?My coworker is on the hook for this loan if he can't take his last chance and pay me back I will make the loan good! Of the 5500 I am keeping 2000 where it will sit in my Ing Savings account or reinvested in Prosper, I am a lender! I have my W2 and last pay stub ready to send to prosper to verify this loan. If my coworker pays me back early I will be paying the loan off early. My open line of credit is my mortgage, that's it!

Monthly net income: $2000 take home

Monthly expenses: $
??Housing: $800
??Insurance: $60
??Car expenses: $75
??Utilities: $75
??Phone, cable, internet: $170
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $0000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$322.20

Auction yield range:	7.98% - 8.90%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	6y 5m
Credit score:	780-799 (Jun-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$849	Stated income:	$50,000-$74,999
Amount delinquent:	$161	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrilling-market385	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash for investment home
Purpose of loan:
This loan will be used to add to my own capital?and purchase a tax deed on an investment home.?

My financial situation:
I am a good candidate for this loan because the loan will be backed up by the deed on the home?

Monthly net income: $3150

Monthly expenses: $ 2555
??Housing: $ 1050
??Insurance: $ 115?
??Car expenses: $ 225?
??Utilities: $ 190
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 225
??Credit cards and other loans: $ 250
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	3.98% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	2y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,487	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kravis-ftw	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law School
Purpose of loan:
I am a law student. Over the next two years, I will be doing a lot of unpaid internships at various law firms in order to gain the experience necessary to make myself more marketable when I graduate.

My financial situation:
I am a great candidate for this loan because I have excellent credit. I always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	21y 11m
Credit score:	740-759 (Jun-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,713	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	bright-commerce	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to pay for brochures for marketing the business and some extra low cost advertising locally.

My financial situation:
I am a good candidate for this loan because, I believe?all debts should be repaid. I have a steady stream of income. I own a home,?I have?5 children, and a beautiful wife. Failure to pay my debt is not an option. The delinquencies in question?2 are from the same account that was not my account. I?have a letter from their attorney stating they dropped the case, after my attorney sent several letters and proof that I was not liable. The company?put my name on an account that had been filed in a bankruptcy from a previous relationship from 6 years ago.?My name was never on the account, nor did I ever use the account. I submitted to the credit bureaus to remove, but to no avail. The other delinquency is?when the credit card company changed the due date of the bill. I have all of my accounts set up?to pay automatically through my bank account.?I did not catch this until it was too late. I contacted the credit card company and they stated there was nothing they could do about?it.?
My credit score being over 740 proves that I can pay my debts and I would like to have the opportunity to prove myself with Prosper.
Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 100.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $?100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 3	Length of status:	0y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	67	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$783	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	generosity-sapling	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? go to college on a fulltime basis so that I can improve the quality of life that I provide for my son.

My financial situation:
I am a good candidate for this loan because? even though I do have a bankruptcy on my credit report I am a responsible person with my finances.? I had to file bankruptcy due to a divorce situation and since the bankruptcy was discharged I have been able to obtain 2 car loans and 2 credit cards.? With re-establishing my credit I have always paid more than the minimum on my credit cards and I have paid more on my car payments also.? You hear about how there are loans out there for single moms to go back to college and that there is help out there to make your dreams come true but at every turn I have been denied.? I just want to show my son that it is never to late to go to college and that with persistance you can do what you set out to do.

Monthly net income: $ 3781.12

Monthly expenses: $
??Housing: $ 1420.00
??Insurance: $ 65
??Car expenses: $ 485
??Utilities: $ 100
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	10	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$297	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	joyous-note5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Electronic Cigarette sales company
Purpose of loan:
?This loan will be used to start a company that will sell electronic cigarettes in New Jersey and Pennslyvania.

My financial situation:
?My finacial situation is great. My husband and I are both enlisted military members. together we make 80,000 per year. We live in military housing and have no children. We also share a credit card with a?1000 dollar limit for emergencys. we have three cars two of which are paid off.

Monthly net income: $
My personal income is 36000 a year. my total household income is over 80,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 223
??Utilities: $ paid
??Phone, cable, internet: $?90 cable/internet 180 phone
??Food, entertainment: $ 400-1000
??Clothing, household expenses $?100
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	13.98% - 14.00%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1981	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	12y 6m
Credit score:	640-659 (Jun-2010)	Total credit lines:	18	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$33,174	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	social-temple	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit card debt and close accounts to improve my credit so that I?can take advantage of the current real estate market and purchase my own home.?

My financial situation:
I am a good candidate for this loan because I pay all my bills and have a stable job situation with potential for bonuses in the next year as the profits of several projects are realized.?

Monthly net income: $ 4595 after 401k contributions and taxes

Monthly expenses: $
??Housing: $ 2652
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$759.20

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	17y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	7	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2010) 720-739 (Feb-2010) 700-719 (Dec-2009) 720-739 (Oct-2009)
Principal balance:	$1,004.62	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
BUSINESS OPPORTUNITY
???? Fellows this?can be a secured mortgage because?I am looking for private investor able,ready and willing to make one loan for 20000 or 21000 this is to payoff a first and only ballooon mortgage once time paid house is free and clear and in grerat location,I listed several times in prosper and I do not see rersults because many lenders this is my last listinbg otherwise I will give the opportunity to? a private investor?securitizing the loan with the property I do not know if prosper accept it but I can do it.
time is of the essence feel free to anyquestion.?????
My credit score is 719,my FICO 625 what is affecting my credit is a bankrupcy 8 years ago because? Toyota want to sue me for a car with defect and I did not have another alternative that file bankrupcy because the judgment was recorded and never effective placing me in this troublesome credit score and history.I worker hard to make my credit better and I am getting to it slowly.
???? I lent in 48 active notes in Prosper means I am a lender and now borrower I hade other loans also wit prosper and now I have a due balance 900 aprox.? I am workaholic means I work all the time as a bertender in Hospitality business,catering and? handy man,landlord on my? properties all the time,I help people make deliveries I make my day no matter what if I spend money daily?? must make money daily I have allways something to fo andthe stock market and prosper are my favors hobby I am a lender also.
???? I got the situation I have 2 balloon payments due in August one is 20 and other is 25...I must pay it they are hard equity loans in
2 of my single family homes? 18% interests,and to pay? it or at least one I need your help,income is not an issue my income ranges in the 5000 monthly means 60 thousands a year my working capital always investing,lending,stock market with acounts in Sogotrade,Charles Schwab,and Zecco my favor tock is Fannie Mae now is low but as soon as get to the point I will make some money extra and I I know how to wait.I ned your help in this 20 000 loan to pay off my balloon due in august address of the property is 5573 ne 3rd ave miami fl 33137 this is central area and this property is worth more than 1000 location location loc ation and it is rented out for 1200 monthly means I can pay and I havbe another incomes anyway.I deeple appreciate you bid in my loan because time is ticking and august is next door? this had been my average income in the last 3 month:
??? april? 4255.00,feb 6521.83,march 5966.11 this can be verified in my bank statment I can email if anyone need to see it.I deserve and I can pay this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 9	Length of status:	6y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,741	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-inspiring-p2p	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to help pay my bills off but help my mom. She put her life on hold to help my sister get into rehab
My financial situation:
I am a good candidate for this loan because I have learned?about finances and how debt can affect everything.?

Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 345
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 20
??Phone, cable, internet: $ 20
??Food, entertainment: $?50
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$378.09

Auction yield range:	16.98% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	7y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	33	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$9,311	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	aarong67	Borrower's state:	NorthCarolina	Borrower's group:	Cashfunders by Cash Flow Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,900.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 660-679 (May-2009) 620-639 (Feb-2008)
Principal balance:	$2,924.11	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Pay Off Biz CC and Down Payment
Purpose of loan:
This loan will be used to clear off my $4760 left on my company CC to make room for up coming expenses and purchase a replacement work truck.? Truck is a 2002 Ford Ranger Super Cab 3.0 V6 XLT with 128k miles.? There asking $5k cash and retail is over $7k.

My financial situation:
Look at my history.?Not sure how?I am list 'HR' based on my finacial history.? ?My credit score has improved 100 points in the past 2 years.? I've pay $7k off my prosper loan and another $11k off my other CC debt.? I'm a home owner and own a rental property.? I cash flow $220/mo with my rental.?? I also own a sweepstakes machine which i gross on avg $800/mo.

I just landed an $11k job down at Fort Bragg, NC and need room for upcoming expenses.

I have no delinquencies.? I've never missed a prosper payment.

I'm a sure thing.

Monthly net income: $ 4250

Monthly expenses: $?
??Mortgage/Escrow: $ 866
??Insurance: $ 46
??Car expenses: $ None/Own
??Utilities: $ 110
??Internet: $ 54
??Food, entertainment: $ 200
??Credit cards and other loans: $ 600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$424.46

Auction yield range:	16.98% - 28.99%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	0y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	29	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$6,231
Amount delinquent:	$13	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-tiger0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying creditcards starting job
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a high credit rating and will not missed any loan payments. I will be starting a new job very soon.

Monthly net income:1200 unemployeed$

Monthly expenses: 300$
??Housing: $
??health Insurance: $185.00
??Car expenses: $130.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	74%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	21 / 15	Length of status:	0y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$4,180	Stated income:	$25,000-$49,999
Amount delinquent:	$130	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	industrious-coin7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a salon
Purpose of loan:
This loan will be used to?
buy a beauty salon

My financial situation:
I am a good candidate for this loan because?
In my 9 year history with the salon business I have been an Area manager of 13 Corporate salons with the Regis Corp. In my time with Regis I had the opportunity to hone my skills for Business in the beauty industry. The salon I am looking to purchase is in a strip center with a Whole Foods as an anchor store, their are a total of 13 businesses in the strip center all of them full with retail and 2 restaurants.? This will be a great location to start a salon with the "organic hair" concept, my plan is to feed off of the current retailers as well as the current clientele in introducing a "new" type of hair salon to the area. Currently the salon has 5 stylist who booth rent (monthly rent is 2800 for the salon space) each stylist pays $600 in booth rent monthly, so the rent of the space will be covered. I want to bring in retail to sell (currently they sell only a few items), lines like Euphora, Abba, and a Organic hair color line, I know this will fuel excitement not only in the local area however also with the Whole Foods customers. I plan on doing heavy foot marketing as well as combining efforts with the Whole Foods market to gain new clientele in the salon.
Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 1015 ???? ????
??Insurance: $
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 175
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$113.31

Auction yield range:	2.98% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	14y 6m
Credit score:	800-819 (Jun-2010)	Total credit lines:	23	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$6,420	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	leverage-antioxidant	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One-time loan
Purpose of loan:
This loan will be used to?build credit and use for truck

My financial situation:
I am a good candidate for this loan because?I'm in the military and can set up an allotment to ensure minimum payment is made monthly.? I entend on paying this loan off in full within a few months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 6	Length of status:	2y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	41	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$13,540	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	CharliesHobbies	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Scooter to Get to Work
Purpose of loan:
This loan will be used to purchase a brand new scooter.? Right now I drive a 95 Chevy Blazer that gets horrible gas mileage.? This scooter will save me over $100 a month in gas which is plenty to cover the payment on this loan.?
My financial situation:
I am a good candidate for this loan because I have never paid late on any bill I have had.? I have never walked away from owning a house.? I am just trying to catch a break for once with my bills.? I am in the same situation a lot of people are in right now, the monthly income pays for everything but does not get ahead.
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $?270
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$124.42

Auction yield range:	3.98% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	3y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	20	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$4,315	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-credit2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Loan
Purpose of loan:
I am using this loan to buy a used vehicle.

My financial situation:
I am financially stable and have very little debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$125.90

Auction yield range:	2.98% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	16y 9m
Credit score:	800-819 (Jun-2010)	Total credit lines:	26	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$3,771	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	adriese	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Upgrade Equipment for Video Busines
Purpose of loan:
This loan will be used to?upgrade my cameras to HD. Currently gearing up for 2010 HS Football and Basketball seasons. Video business is High school, college and professional sports recruiting. Demos of my work and business are located on my website (first name.com)

My financial situation:
I am a good candidate for this loan because?credit is good, excellent history with Prosper. Signed contracts with several High school football teams to video there upcoming season.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$722.85

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	98%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	0y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	26	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$26,312	Stated income:	$1-$24,999
Amount delinquent:	$86	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thoughtful-bazaar8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. I came here for help but they suggested I listed at a rate of 35.00% that is way more than what I'm paying now in interest. I would really like my loan to get funded for less than the 17.98% that I have to post. Just because I'm in debt shouldn't change the fact that I'm a honest trustworthy person and I know I pay my bills on time.? I can promise that you would not have to worry about your investment in me.

My financial situation:
I am a good candidate for this loan because I am trustworthy and I pay my bills on time. I was laid off my job in 2007, with the economy being the way it was I used my credit cards more than usual. I no longer have to use my credit cards. I am working hard now to pay the balances off. Even though I was unemployed I still made every payment on time. I believe if you borrow something from someone give it back, because if someone borrows from you, you would want it back?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1969	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	21 / 18	Length of status:	3y 0m
Credit score:	780-799 (Jun-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$29,152	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-cordial-trade	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Widowed and debt consolidation
Purpose of loan:
Consolidate debt into one payment.

My financial situation:
I have a very good job and though Ilost my husband last year, I have paid off some small debt and continue to pay over and above on all my accounts.

Monthly net income: $ 5,500

Monthly expenses: $
??Housing: $ 1,400
??Insurance: $ 153
??Car expenses: $ 401
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	3.98%	Starting borrower rate/APR:	4.98% / 7.03%	Starting monthly payment:	$149.81

Auction yield range:	3.98% - 3.98%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	5y 2m
Credit score:	760-779 (Jun-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$50,218	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mfosterii	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Checking this out!
Purpose of loan:
I would like to borrow these funds to invest in the future of a very dear friend who deserves a leg up in life.? I have other liquid capital, and I have never missed or been late on a payment in my life.? I have great credit history, and a very good career with little chance of loosing my position in the near future, as we are very busy, and my field is in high demand.

My financial situation:
I have low bankcard utilization, low debit to income ratio and a credit history in excellent standing for over 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.53%	Starting monthly payment:	$47.84

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	46%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	0y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	27	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$83,885	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transparency-burrito	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off loan and truck repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$179.36

Auction yield range:	13.98% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	19 / 18	Length of status:	1y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	28	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$12,207	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-funds-festivity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected wedding costs
Purpose of loan:
This loan will be used to? pay unexpected wedding expenses.

My financial situation: I currently just bought my house and is getting married, were 1 month away from the wedding when a vendor dropped out, and finding a new vendor on such short notice is costing me a whole lot..
I am a good candidate for this loan because? I am responsible with money, but is just in hardships right now. My fiancee and I is paying for this wedding, but at this point we do not know where to get 3,500 dollars from. The house has little to no equity yet and we just got our cars last year so were not really eligble for a secured loans. Please help

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 2300
??Insurance: $200
??Car expenses: $400
??Utilities: $172
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	21y 6m
Credit score:	680-699 (Jun-2010)	Total credit lines:	18	Occupation:	Landscaping
Now delinquent:	1	Revolving credit balance:	$16,582	Stated income:	$25,000-$49,999
Amount delinquent:	$106	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-shiny-velocity	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need money for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$129.39

Auction yield range:	2.98% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1983	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	22y 4m
Credit score:	820-839 (Jun-2010)	Total credit lines:	28	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$555	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pragmatic-marketplace6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2005	Debt/Income ratio:	42%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	0y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	revenue-processor2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	107%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	18	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$7,267	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fervent-investment7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for sale
Purpose of loan:
This loan will be used to? buy invetory for my business

My financial situation:
I am a good candidate for this loan because? good credit history

Monthly net income: $ 25000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $?0
??Credit cards and other loans: $ 350
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	7.98% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	9y 0m
Credit score:	780-799 (Jun-2010)	Total credit lines:	27	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$46,861	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-phenomenal-liberty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Rather than pay the credit card company a high interest because although I paid on time they told me several months ago that almost all accounts were being adjusted. I had to use it recently for a large one time expense and looking for ways to get a better rate on that debt. As you see by my very good credit score that I pay my bills. I'm in good health and the closest occupation I could find that matches what I do is truck driver but in reality I own a small courier service in the San Francisco Bay Area. I drive a small hybrid SUV not a truck, so I'm not lifting heavy items all day and have operated my own business for many years. I have investments in the stock market that would be unwise to sell right now to cover my debt but do provide me with a level of insurance. I own two homes which are both above water and have never been late on a mortgage payment. In this market it's very difficult to gain a home-equity loan being self employed. My goal is simply to pay off this high interest credit card with a much lower interest rate loan. Thanks-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	3.98% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1984	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	6y 5m
Credit score:	720-739 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	funds-stockpiler0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Life after Iraq
Purpose of loan:
There has been some confusion from my previous loan requests that I wanted to clear up. Initially I was seeking a loan ranging from $4,500-$6,000. I have two sons. This initial loan was for my son Patrick he is in the nypd and has 40,000 dollars worth of school loans, graduated this past december. In order to help him pay for them I intended to get this loan to help out with the initial monthly payments until he got on his feet. A day or two later we found out his job as a police officer qualified him to pardon his loan and defer them until he did 5 years.

Now I am seeking a smaller loan amount for my other son, Joseph, whom I just found out is coming home from his final tour in Iraq. With a $3,000 dollar loan he can find an apartment pay a couple months of rent until he can land a job. I hope this is a bit more clear. Thank you for reading I would greatly appreciate the help.

My Personal Monthly net income: $ 3,583?

My Monthly Expenses
??Housing: $ Rent 1000
??Utilities: $?150
??Phone, cable, internet: $ 120
? Food, entertainment: $ 300
??Credit cards and other loans: $ 550 + 100 from this monthly payment

Total: $ 2120 Monthly Expenses

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 19	Length of status:	9y 8m
Credit score:	780-799 (Jun-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,563	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	five-star-bonus6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clean Slate Needed
Purpose of loan:
This loan will be used to? consolidate debts that were incurred from someone taking advantage of my kindness.

My financial situation:
I am a good candidate for this loan because?I could have taken the easy way out 6 years ago by going bankrupt but I valued my credit rating and I didn't think others should pay for my mistakes. I am 2 payments away from paying off an unsecured loan for $25,000 at 9.99%. I have an excellent credit rating and take my debts very seriously.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$409.53

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	56%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	8y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,487	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	KERRIEM	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (Oct-2007)
Principal balance:	$799.86	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Paying off my credit cards
Purpose of loan:
I?m a current Prosper customer.? I was very please with first small loan I received to get rid of a small debt and was hoping to get a second loan to pay off some high interest credit cards.? I?ve made all payments on time with my first loan with Prosper and I?m in the process of paying it off now, which is 2 years early. I?m looking to get rid of cards that have interest rates of 20% - 29.99%.? At these rates, it will take me 20 years to pay off these cards.? I?d love to get a lower rate, pay off these cards in 36 payments, so I can start a savings for both of my kids, become debt free, and have some extra money so I can stop stressing about money.
I've learned a lot over the past couple years as far as money goes.? I pay my bills on time, but I don?t have much left at the end of the month. I?d love to be able to do more with my kids financial and physically.? Both require a better way of saving money.? I no longer want to just get by, I want to get ahead.Please review my account and consider giving me the opportunity to try and get ahead in this life.? In return, after I get myself on track, I would like to become a lender like all of you and help someone else in my situation. Pay it Forward!??

If you have any questions, please do not hesitate to ask.Thank you for your kind consideration.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 150
??Car expenses: $
??Utilities: $?50
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	15%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	1y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$7,319	Stated income:	$100,000+
Amount delinquent:	$22,287	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	aesop56	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 86% )	680-699 (Latest)
Principal borrowed:	$2,400.00	< 31 days late:	1 ( 5% )	620-639 (Jan-2010) 580-599 (Mar-2008)
Principal balance:	$0.00	31+ days late:	2 ( 9% )
Total payments billed:	22
Description
Paying off Wells Fargo
Purpose of loan:
This loan will be used to?
Pay off the amount we are behind on our mortgage. Over a year ago, I was unemployed for 5 months. During that time I contacted our mortgage lender in order to see if they could work with us on payments due to my unemployment. They agreed to give us a moratorium on our payments for three payments and then take the missed payments onto the end of the loan. When the time came to adjust the mortgage they only reported me late three months on my payment and asked for a lump sum for the late payments. Over the past year they have offered additional moratoriums but have not modified the loan. We have been making monthly payments since the original moratorium but the amount we are behind is now currently $22,000 due to fees and interest payments. We have been able to sell a few personal items and save over the past year and put together $7000. We are looking for a $15,000 loan to cover the additional amount. This will make us current on our mortgage and help repair our credit. We have spoken with our bank and others in our area but no one will loan us any amount with the mortgage showing late. Prosper is our only chance of digging out of this hole and keeping us in our house.

My financial situation:
I am a good candidate for this loan because?
I am steadily employed with a reputable company. My income is over 100k a year and I have very few late payments on my credit report. The late payments that are shown were due to several months of unemployment. My credit score has gone up over 80 points in the last year alone due to lowering credit card debt, paying off bills and making payments on time.
Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 400
??Phone, cable, internet: $ 500
??Food, entertainment: $ 450
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $ 3500

If any one has questions I can outline my current payments, accounts, amounts owed, and regular expenses. Thank you for checking my post.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	4y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,726	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-mason7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing an engagement ring
Purpose of loan:
This loan will be used to fund a portion of the purchase of an engagement ring.

My financial situation:
I am a good candidate for this loan because I am a young (27) professional in the banking industry who specializes in commercial underwriting and appraisal practices. I understand the proper use and benefit of debt. In addition to my annual gross salary of $58,000, I rent out my house in the summer for aprox. $12,000. This is a great secondary repayment source for me in addition to my stated salary.

Monthly net income: 3260$

Monthly expenses: $
??Housing: $1150
??Insurance: $150
??Car expenses: $400
??Utilities: $100
??Phone, cable, internet: &100
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	22%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	5y 1m
Credit score:	620-639 (Jun-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$216	Stated income:	$25,000-$49,999
Amount delinquent:	$5,721	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	Basca	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2010) 680-699 (Mar-2010) 640-659 (Feb-2010) 660-679 (Jan-2010)
Principal balance:	$1,352.90	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Paying off Home Improvement
Purpose of loan:
This loan will be used to? We needed some home improvement. Kitchen dishwasher was leaking and ruined the underlayment, so we needed that replaced, downstairs bathroom leaking around seal, needed to be dried out and stripped and new flooring.I decreased the amount from my previous listing.because I have made arrangements to pay down my CC. PLEASE consider my listing.

My financial situation:
I am a good candidate for this loan because?? I have always tried to pay my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved but still appear on your site..? I would like to thank previous bidders.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	29	Occupation:	Attorney
Now delinquent:	1	Revolving credit balance:	$1,064	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	credit-saber4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Unexpected Tax Bill
Purpose of loan:
This loan will be used to pay off an unexpected property tax bill.? How can a tax bill be unexpected?? You'll? have to ask the City of Atlanta why six months after I paid my 2009 taxes and a year after I paid my 2008 taxes, I received a bill saying I owe more.

My financial situation:
I am a good candidate for this loan because I pay my bills.? I need a little extra.? I am a state employee and have been furloughed for 6 days this fiscal year.? That has put a dent in my income and put a strain on finances.? I can manage, but need a small cushion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$65.48

Auction yield range:	3.98% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	1y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$146,493	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsible-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for Fin. Professional
Purpose of loan:
My primary occupation is a?managing partner?at an investment advisory firm along with being an investor in a couple different startup ventures.? As a professional in the financial services sector, I am always?keeping an eye?out for credit opportunities.? I have watched the Prosper marketplace for quite sometime and decided to give it a shot.? I plan to use this loan to add to my current liquidity and finance upcoming business expenses.? My ultimate goal is to build up a track record on Prosper so I can borrow further in the future and if this listing succeeds, I'll consider being an active lender in the marketplace.

My financial situation:
I am a good candidate for this loan because I have great credit,?I am in the finance business and very experienced in managing large amounts of money.? I have never missed a payment on any of my credit lines along with my property mortgage.? I have successfully managed extensive personal and business credit and often pay my credit lines weeks in advance.? Given my line of work, income, and credit history, at $2,000, this loan should be a fairly riskless investment to any Prosper Investor.

I thank you in advance for your time and consideration in bidding on my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$92.50

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 17	Length of status:	28y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	37	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$51,387	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cunning-interest9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expenses, car & medical
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 32.28%	Starting monthly payment:	$317.98

Auction yield range:	16.98% - 28.90%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1985	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	4y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Occupation:	Nurse (RN)
Now delinquent:	3	Revolving credit balance:	$23,729	Stated income:	$100,000+
Amount delinquent:	$70,211	Bankcard utilization:	70%
Public records last 12m / 10y:	2/ 2	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	rawr	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cleaning up oil spill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?My delinquent is from debt older than 7 years and my current status for payment is current.

Monthly net income: $8700

Monthly expenses: $6800
??Housing: $ 1450
??Insurance: $ 550
??Car expenses: $ 400
??Utilities: $ 400
??Phone, cable, internet: $ 350
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1500
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$92.99

Auction yield range:	7.98% - 19.06%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1975	Debt/Income ratio:	66%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 11	Length of status:	5y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	47	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$10,666	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	alanis57	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Business
Purpose of loan:
In addition to my full-time job I have a part-time job preparing?transcripts to be filed with the?Court of Appeals.? I would like to upgrade my computer equipment to better accommodate this.? ?

My financial situation:
I am a good candidate for this loan because I have a steady full-time job and I am trying to increase my earning potential with my part-time job.? My husband and I?owned our own business for 30 years which we had to close down due to the ecomony.??We are both working hard to try and recover from this loss.? In addition to my net income listed below from my full-time job I make between $600.00 to $1,000.00 per month from my part-time job.? I have the ability to repay this loan and will certainly do so.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1970	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 19	Length of status:	40y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$63,693	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knowledgeable-deal9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My daughter's medical bills
Purpose of loan:
This loan will be used to?
Pay my daughter's medical bills. She got into a car accident and she needs surgery. She makes $2,000 a month but she needs help getting a loan. She has been on top of her payments for 2 years. She has a car without a car loan, she has never filed for bankruptcy, does not have home equity (she lives with me and my wife without rent), she does have a student loan for $10,000 (with monthly payments of $100), she has 3 credit cards to help pay for school supplies (books, computer, software, etc.), she has a credit score of 680 & she is 20.5 years old. She is unable to get a loan from lenders because she does not have enough established credit even though she has nothing negative on her report.? The bill needs to be paid by July 1st and we don't have enough time to save that much money.

My Yearly Income: $200,000
My Wife's Yearly Income: $75,000
My Daughter's Yearly Income: $24,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$569.22

Auction yield range:	7.98% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	3y 2m
Credit score:	800-819 (Jun-2010)	Total credit lines:	27	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$11,395	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credible-benjamins2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
son
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 10.50%	Starting monthly payment:	$30.88

Auction yield range:	3.98% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	6y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	3	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$297	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	WinterKnight	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase my credit score
Purpose of loan:
I want to improve my credit score by proving that I can responsibly pay back a small loan.

My financial situation:
I am a good candidate for this loan because I have the means to pay this loan back. I will be re-investing this money into my mutual fund. I have several thousand dollars in savings and a decent, consistent income. I work for myself, so I can not even be fired.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$117.66

Auction yield range:	5.98% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	12y 9m
Credit score:	740-759 (Jun-2010)	Total credit lines:	55	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$55,769	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	coin-tent9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
To pay off credit card with high interest rate (21%) at a fixed rate rather than?vairiable rate.?

My financial situation:?The reason?my dept % is so high, is that $38,000 is from an home equity line of credit.? That and the 1st mortgage is what I purchased my house for.?I have a very good job security with the restaurant I work for?and the potential?to ?earn more (12 yrs 9 mths so far)??I?pay all my bills promptly every month. ?My wife works part time to help .???????????????????????????????????????????????????? Monthly net income: $?3300
?????? I
Monthly expenses: $
??Housing: $ 1300
??Car expenses: $ 285
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Credit cards and other loans: $ 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 18	Length of status:	0y 11m
Credit score:	740-759 (Jun-2010)	Total credit lines:	47	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$14,979	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ethical-transparency0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical procedure
Purpose of loan:
This loan will be used to? pay for a much needed medical procedure. I don't have health insurance and must pay out of pocket. Please help!

My financial situation:
I am a good candidate for this loan because? I have never been delinquent on any of my accounts and would like to protect my credit score by making on time payments. I get financial aid from school and have a steady income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	18	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	27 / 25	Length of status:	1y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,362	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	radiant-principal6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Home Repair Note
Purpose of loan:
This loan will be used to pay off private loans that were used for home improvements.

My financial situation:
I am a good candidate for this loan because I will make the repayments on time and can possibly pay off the loan early.

Monthly net income: $
8750
Monthly expenses: $ 4901
??Housing: $ 2250
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 2251
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	13y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	6	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,933	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	auction-enlistment8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seed Capital For Business Use
My financial situation:
I am a good candidate for this loan because I'm?looking for the opportunity to start a business. I would appreciate you giving me the opportunity to venture in this endeavor. Thank you in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$179.32

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	0y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$42,987	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-wampum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some debt
Purpose of loan:
This loan will be used to pay off one of my credit cards and get ahead of my debt.?

My financial situation:
I have recently left a company that ended up going bankrupt and leaving us to owe much in expenses.? I was also not given my last three paychecks.? My current company has a stock grant program but my stock won't vest until July 2011.? I am looking for a short term loan to pay off some high interest debt so that I can get ahead of my finances.? In addition to the stock grant that will vest I am eligible for a 20% bonus in March that will help me pay this off sooner.? Please help me through this short term issue that my former employer has put me in.? Thank you!

Monthly net income: $?8000

Monthly expenses: $ 6100
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-fixer1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for engagement ring
Purpose of loan:
This loan will be used to pay for an engagement ring

My financial situation:
I am a good candidate for this loan because I live at home and have steady income at a steady job. Boss is also paying for graduate school?

Monthly net income: $2300

Monthly expenses: $500
??Housing: 200 $
??Insurance: $200
??Car expenses: 0 $ (Company Vehicle)
??Utilities: $
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$244.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	19	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$283	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	ATL_Adam	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	61 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,001.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 600-619 (Nov-2007) (Mar-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	61
Description
3rd Prosper Loan(auto pay nvr late)
THIS LOAN WILL BE SET UP WITH AUTOPAY JUST LIKE THE PAST LOANS.
This is my 3rd prosper loan. I have been a borrower for over 5 years, always?had automatic?payments?and I am in the best financial situation I have ever been in.

MY DTI IS HIGH BECAUSE I AM A SENIOR IN COLLEGE I am attending Southern Polytechnic State University which is?a sister school to GA Tech,?pursuing a degree in IT. I have been promised a?promotion to our IT department upon graduating as an entry level Database?Specialist.?

Purpose of loan:
For the last six months I have been driving around my wrecked 1996 honda accord with 272,000 miles on it working towards paying off all of my unsecured debit. I am finally at that point. A couple of months ago I almost bought a 2010 Mazda 3 but upon doing the math and seeing it was going to cost me a total of $20,000 I decided against it. I wanted to wait until I paid off ALL OF MY UNSECURED DEBT before buying a car. This time I have decided to use less money and pay it off faster through prosper, hopefully I will get a decent rate.

My financial situation:
Great!!!! I have paid off all of my unsecured debt, I live at my girlfriends house and pay $200 a month. My commission check this month is $2500. I have paid off the balances on my credit cards since last reported.

Monthly net income: $1700 (sometimes more because of commission this month is $3250)

Monthly expenses: $
??Housing: $200
??Insurance: $100
??Car expenses: $80
??Utilities: $0
??Phone, cable, internet: $40
??Food, entertainment: $200
??Clothing, household expenses $200 (Groceries)
??Credit cards and other loans: $0
??Other expenses: $80 food at work, $100 savings

Checking/Savings?Account Balance: $2154.

I ALSO PLAN TO PAY OFF THESE LOANS EARLY AS I DID MY TWO PREVIOUS LOANS.

IF YOU WOULD LIKE ME TO VERIFY ANYTHING I WILL SCAN A COPY OF WHAT YOU WISH TO SEE AND EMAIL IT TO YOU.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.60%	Starting borrower rate/APR:	10.60% / 10.95%	Starting monthly payment:	$358.05

Auction yield range:	2.98% - 9.60%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	1y 6m
Credit score:	860-879 (Jun-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$16,549	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ANicePrep	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off HELOC loan
Purpose of loan:
This loan will be used to pay off my HELOC.
My financial situation:
I am a good candidate for this loan because I hold several jobs. I have a very stable full-time job in the non-profit sector. Additionally, I also teach as an adjunct professor at one of the local colleges which provides additional income. Lastly, I do some IT consulting side work. I've been a Prosper lender before and unfortunately some lenders have defaulted on me, which sucked. You can clearly see from my Prosper rating and accompanying credit score that I am extremely low risk and will make sure this debt is paid off. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$83.89

Auction yield range:	7.98% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 14	Length of status:	2y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,282	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bamagirl84	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2009) 640-659 (Sep-2007)
Principal balance:	$2,602.44	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidation.

My financial situation:
I am a good candidate for this loan because I have never been late on any of my debts and I work in the banking/financial industry so I have to keep my records perfect!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	9%
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 3	Length of status:	0y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	7	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$83	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-firestarter6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better rate needed
Purpose of loan:
This loan will be used to debt consolidation

My financial situation:
I am a good candidate for this loan because I payback my?my loans and pay my bills on time.?

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $1700?
??Insurance: $ 84
??Car expenses: $ 500
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500?
??Clothing, household expenses $?500
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	35y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,330	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	burrman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2008) 660-679 (Nov-2007) (Mar-2006)
Principal balance:	$2,346.01	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
paying off credit cards, motorcycle
Purpose of loan:
This loan will be used to? consolidate credit cards and pay for motorcycle repair

My financial situation:
I am a good candidate for this loan because? I've never missed a payment and am fully imployed

Monthly net income: $ $25,000

Monthly expenses: $ 4-5,00.
??Housing: $ 00.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	1y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	12	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$2,478	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-enterprising-commitment	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Merchandise
Purpose of loan:
This loan will be used to? purchase merchandise to operate a furniture store?????

My financial situation:
I am a good candidate for this loan because? it is a? no fail proven sales program

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 145
??Car expenses:?600?????
??Utilities: $ 160
??Phone, cable, internet: $ 45
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $?355
??Other expenses: $ 165
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$103.11

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,512	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thorough-payment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?pay off higher interest loans?

My financial situation:
I am a good candidate for this loan because?I? pay all my bills and will make the payments on time.?

Monthly net income: $
My income varies due to commissions. I have been in sales for the past 13 years.
Monthly expenses: $
??Housing: $ 475
??Insurance: $
??Car expenses: $ no car payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$192.72

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	6y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$131,533	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shiny-wampum0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note that was used to make improvements on my home.

My financial situation:
I am a good candidate for this loan because I will be sure to make the payments on time, and will try my best to pay off the loan early.

Monthly net income: $ 8300

Monthly expenses: $?4100
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	2y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,359	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	entertaining-durability2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private note from a friend that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I wil lmake the payments on time.

Monthly net income: $ 7500

Monthly expenses: $?3056
??Housing: $ 2656
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	92%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	11y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	17	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$11,247
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	douggy-poo	Borrower's state:	NorthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investing Program
Purpose of loan:
This loan will be used to? Purchase the Filthy Riches program and use to buy, sell and then sell the note to a note buyer.? I also plan to activate a shelf corporation that I own to use a business vehicle for me to get off SSDI.

My financial situation:
I am a good candidate for this loan because? I have not missed a payment in 7 years.

Monthly net income: $ 876

Monthly expenses: $ 715
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 125
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	25%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	7y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,904	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	honorable-contract0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest cr. card
Purpose of loan:
This loan will be used to pay off a high interest credit card with citifinancial.

My financial situation:
I am a good candidate for this loan.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 157.00
??Car expenses: $ 200.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$487.04

Auction yield range:	2.98% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1987	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	21y 11m
Credit score:	880-899 (Jun-2010)	Total credit lines:	30	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$1,231	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-monger9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating our home.
Purpose of loan:
This loan will be used to update our home.? We want to paint our home and update our kitchen and bathrooms.

My financial situation:
I am a good candidate for this loan because I have never been late on any bills.? I am very responsible with money and I wanted to improve our most important asset, our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$346.60

Auction yield range:	7.98% - 13.99%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	3y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,851	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moola-arch9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to consolidate my remaining credit card balances into a lower fixed payment, freeing up more cash for savings and retirement accounts.? Also, I'd rather have my interest going to real people instead of the banks - they already have enough of my money as far as I am concerned.

My financial situation:
I am a good candidate for this loan because I am currently employed full time and have become very financially responsible over the past 2 years.? I started the long process of becoming debt free almost two years ago now, and since then I have paid off over $15,000 of balances.? While I did start with very high balances, I have never made a late payment or defaulted on any loans.? With this loan, I will be able to pay off the remainder of my high interest credit cards and lower my monthly payment.? This will free up more cash for me to put towards savings and retirement accounts.

Monthly net income: $ 4376.60

Monthly expenses: $2295
??Housing: $1045.00
??Insurance: $150.00
??Car expenses: $400.00
??Utilities: $50.00
??Phone, cable, internet: $100.00
??Food, entertainment: $250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $0 (I will use this loan to pay off all of my outstanding balances)
??Other expenses: $100.00
Information in the Description is not verified.